MASSMUTUAL INSTITUTIONAL FUNDS

1295 State Street

Springfield, Massachusetts 01111

STATEMENT OF ADDITIONAL INFORMATION

THIS STATEMENT OF ADDITIONAL INFORMATION (“SAI”) IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS OF MASSMUTUAL INSTITUTIONAL FUNDS (THE “TRUST”) DATED MAY 1, 2003, AS AMENDED FROM TIME TO TIME (THE “PROSPECTUS”). THIS SAI INCORPORATES HEREIN THE FINANCIAL STATEMENTS OF THE FUNDS BY REFERENCE TO THE FUNDS’ ANNUAL REPORT AS OF DECEMBER 31, 2002 (THE “ANNUAL REPORT”). TO OBTAIN A PROSPECTUS OR AN ANNUAL REPORT, CALL TOLL-FREE 1-888-309-3539, OR WRITE THE TRUST AT THE ABOVE ADDRESS.

This SAI relates to the following Funds:

•	MassMutual Money Market Fund
•	MassMutual Short-Duration Bond Fund
•	MassMutual Core Bond Fund
•	MassMutual Diversified Bond Fund
•	MassMutual Balanced Fund
•	MassMutual Core Value Equity Fund
•	MassMutual Fundamental Value Fund
•	MassMutual Value Equity Fund
•	MassMutual Large Cap Value Fund
•	MassMutual Indexed Equity Fund
•	MassMutual Blue Chip Growth Fund
•	MassMutual Large Cap Growth Fund
•	MassMutual Growth Equity Fund
•	MassMutual Aggressive Growth Fund
•	MassMutual OTC 100 Fund
•	MassMutual Focused Value Fund
•	MassMutual Small Company Value Fund
•	MassMutual Small Cap Equity Fund
•	MassMutual Mid Cap Growth Equity Fund
•	MassMutual Mid Cap Growth Equity II Fund
•	MassMutual Small Cap Growth Equity Fund
•	MassMutual Small Company Growth Fund
•	MassMutual Emerging Growth Fund
•	MassMutual International Equity Fund
•	MassMutual Overseas Fund

No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in this SAI or in the related Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representation must not be relied upon as having been authorized by the Trust or MML Distributors, LLC (the “Distributor”). This SAI and the related Prospectus do not constitute an offer by the Trust or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

Dated May 1, 2003, Revised as of May 12, 2003

GENERAL INFORMATION

MassMutual Institutional Funds (the “Trust”) is a professionally managed, open-end investment company. This SAI describes the following twenty-five separate series of the Trust: (1) MassMutual Money Market Fund (“Money Market Fund”), (2) MassMutual Short-Duration Bond Fund (“Short-Duration Bond Fund”), (3) MassMutual Core Bond Fund (“Core Bond Fund”), (4) MassMutual Diversified Bond Fund (“Diversified Bond Fund”), (5) MassMutual Balanced Fund (“Balanced Fund”), (6) MassMutual Core Value Equity Fund (“Core Value Equity Fund”), (7) MassMutual Fundamental Value Fund (“Fundamental Value Fund”), (8) MassMutual Value Equity Fund (“Value Equity Fund”), (9) MassMutual Large Cap Value Fund (“Large Cap Value Fund”) (10) MassMutual Indexed Equity Fund (“Indexed Equity Fund”), (11) MassMutual Blue Chip Growth Fund (“Blue Chip Growth Fund”), (12) MassMutual Large Cap Growth Fund (“Large Cap Growth Fund”), (13) MassMutual Growth Equity Fund (“Growth Equity Fund”), (14) MassMutual Aggressive Growth Fund (“Aggressive Growth Fund”), (15) MassMutual OTC 100 Fund (“OTC 100 Fund”), (16) MassMutual Focused Value Fund (“Focused Value Fund”), (17) MassMutual Small Company Value Fund (“Small Company Value Fund”), (18) MassMutual Small Cap Equity Fund (“Small Cap Equity Fund”), (19) MassMutual Mid Cap Growth Equity Fund (“Mid Cap Growth Equity Fund”), (20) MassMutual Mid Cap Growth Equity II Fund (“Mid Cap Growth Equity II Fund”), (21) MassMutual Small Cap Growth Equity Fund (“Small Cap Growth Equity Fund”), (22) MassMutual Small Company Growth Fund (“Small Company Growth Fund”), (23) MassMutual Emerging Growth Fund (“Emerging Growth Fund”), (24) MassMutual International Equity Fund (“International Equity Fund”) and (25) MassMutual Overseas Fund (“Overseas Fund”) (each individually referred to as a “Fund” or collectively as the “Funds”). Currently, the Trustees have authorized a total of twenty-five separate series. Additional series may be created by the Trustees from time-to-time.

The Trust is organized under the laws of The Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 28, 1993, as amended from time to time (the “Declaration of Trust”). The investment adviser for each Fund is Massachusetts Mutual Life Insurance Company (“MassMutual” or the “Adviser”). The investment sub-adviser for the Money Market Fund, Short-Duration Bond Fund, Core Bond Fund, Diversified Bond Fund, a portion of the Core Value Equity Fund, the Small Cap Equity Fund and each of the segments of the Balanced Fund is David L. Babson & Company Inc. (“Babson”), located at One Memorial Drive, Cambridge, Massachusetts 02142 and 1295 State Street, Springfield, Massachusetts 01111. The investment sub-adviser for the other portion of the Core Value Equity Fund is Alliance Capital Management L.P. (“Alliance Capital”), located at 1345 Avenue of the Americas, New York, New York 10105. The investment sub-adviser for the Growth Equity Fund is Massachusetts Financial Services Company (“MFS”), located at 500 Boylston Street, Boston, Massachusetts 02116. The investment sub-adviser for the Mid Cap Growth Equity Fund is Navellier & Associates, Inc. (“Navellier”), located at One East Liberty, Third Floor, Reno, Nevada 89501. The investment sub-advisers for the Small Cap Growth Equity Fund are Wellington Management Company, LLP (“Wellington Management”) located at 75 State Street, Boston, Massachusetts 02109 and Waddell & Reed Investment Management Company (“Waddell & Reed”), located at 6300 Lamar, Overland Park, Kansas 66202. The investment sub-adviser for the International Equity Fund is OppenheimerFunds, Inc. (“OFI”), located at 498 Seventh Avenue, New York, New York 10018. Babson and OFI are each indirect subsidiaries of MassMutual. The investment sub-adviser for the Large Cap Value Fund is Davis Selected Advisers, L.P. (“Davis”) located at 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706. The investment sub-adviser for the Focused Value Fund is Harris Associates LP (“Harris”) located at 2 North La Salle Street, Chicago, Illinois 60602. The investment sub-adviser for the Aggressive Growth Fund is Janus Capital Management LLC (“Janus”), located at 100 Fillmore Street, Denver, Colorado 80206-4928. The investment sub-adviser for the Mid Cap Growth Equity II Fund is T. Rowe Price Associates, Inc. (“T. Rowe Price”), located at 100 East Pratt Street, Baltimore, Maryland 21202. The investment sub-adviser for the Emerging Growth Fund is RS Investment Management (“RS”), located at 388 Market Street, San Francisco, California 94111. The investment sub-adviser for the Indexed Equity Fund and the OTC 100 Fund is Northern Trust Investments, Inc. (“Northern Trust”), located at 50 South LaSalle Street, Chicago, Illinois 60675. The investment sub-adviser for the Value Equity Fund and the Blue Chip Growth Fund is Fidelity Management & Research Company (“FMR”), located at 82 Devonshire Street, Boston, Massachusetts 02109. The investment sub-advisers for the Overseas Fund are American Century

Investment Management, Inc. (“American Century”), located at 4500 Main Street, Kansas City, Missouri 64111 and Harris. The investment sub-adviser for the Fundamental Value Fund is Wellington Management. The investment sub-adviser for the Large Cap Growth Fund is Alliance Capital. The investment sub-advisers for the Small Company Value Fund are Clover Capital Management, Inc. (“Clover”), located at 110 Office Park Way, Pittsford, New York 14534 and T. Rowe Price. The investment sub-advisers for the Small Company Growth Fund are Allied Investment Advisors, Inc. (“Allied”), located at 100 East Pratt Street, 17th Floor, Baltimore, Maryland 21202 and Mazama Capital Management, Inc. (“Mazama”), located at One SW Columbia Street, Suite 1500, Portland, Oregon 97258.

ADDITIONAL INVESTMENT POLICIES

Each Fund has a distinct investment objective which it pursues through separate investment policies, as described in the Prospectus and below. The investment objective, fundamental investment policies and fundamental investment restrictions of a Fund may not be changed without the vote of a majority of that Fund’s outstanding shares (which, under the Investment Company Act of 1940 (the “1940 Act”) and the rules thereunder and as used in this Statement of Additional Information and in the Prospectus, means the lesser of (l) 67% of the shares of that Fund present at a meeting if the holders of more than 50% of the outstanding shares of that Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of that Fund). The Board of Trustees of the Trust may adopt new or amend or delete existing non-fundamental investment policies and restrictions without shareholder approval.

The following discussion, when applicable, elaborates on the presentation of each Fund’s investment policies contained in the Prospectus. Investment policies and restrictions described below are non-fundamental, unless otherwise noted. For a description of the ratings of corporate debt securities and money market instruments in which the various Funds may invest, reference should be made to the Appendix.

General.    Each of the Funds with “Equity” in its name will generally invest at least 80% of its assets in equity securities, generally common stock or securities convertible into common stock. Each of the Funds with “Bond” in its name will generally invest at least 80% of its assets in fixed income instruments for which the Fund receives payments of interest and principal.

Money Market Fund

For so long as the Money Market Fund values its portfolio instruments on the basis of amortized cost (see “Valuation of Portfolio Securities”), its investments are subject to portfolio maturity, portfolio quality and portfolio diversification requirements imposed by Rule 2a-7 under the 1940 Act. The Money Market Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, generally must purchase instruments having remaining maturities of thirteen months (397 days) or less, and must invest only in United States dollar-denominated securities determined to be of high quality with minimal credit risks.

The Money Market Fund’s non-fundamental investment policy is that, at the time it acquires a security, it will invest 100% of its net assets in First Tier Securities, but it retains the right to invest no more than 5% of its net assets in Second Tier Securities. A security qualifies as a First Tier Security if (a) two nationally recognized statistical rating organizations (“NRSROs”) have both given it their highest ratings, even if other NRSROs have rated it lower, or (b) one NRSRO has given it the highest rating, if the security has been rated by one NRSRO. In addition to Standard & Poor’s Ratings Group (“S&P”) and Moody’s Investors Service, Inc., (“Moody’s”) other NRSROs include: Duff & Phelps, Inc., Fitch Investors, Inc., IBCA Limited and IBCA, Inc. A Second Tier Security is one that is rated in the second highest rating category by one or more NRSROs. In certain circumstances, unrated securities may qualify as First or Second Tier Securities if the Fund’s investment sub-adviser determines that such securities are of comparable quality to First or Second Tier Securities. A rating or determination of comparable quality is no guarantee that a portfolio instrument will not decline in creditworthiness and/or value.

The Money Market Fund’s investment in certificates of deposit and bankers’ acceptances will be limited to obligations of banks having deposits of at least $1,000,000,000 as of their most recently published financial statements. The obligations of U.S. banks in which the Money Market Fund may invest include Eurodollar obligations of their foreign branches. In the case of foreign banks, the $1,000,000,000 deposit requirement will be computed using exchange rates in effect at the time of their most recently published financial statements.

Obligations of foreign issuers, including foreign branches of U.S. banks, will not be acquired if the Money Market Fund’s investment in such obligations would exceed in the aggregate 25% of its net assets. Foreign branches of U.S. banks and foreign banks may provide less public information and may not be subject to the same accounting, auditing and financial record-keeping standards as domestic banks.

The high quality debt instruments in which the Money Market Fund invests may not offer as high a yield as may be achieved from lower quality instruments having less safety. While the Money Market Fund invests exclusively in First and Second Tier Securities, an investment in the Money Market Fund is not without risk. If the Money Market Fund disposes of an obligation prior to maturity, it may realize a loss or gain. An increase in interest rates will generally reduce the value of portfolio investments. In addition, investments are subject to the ability of the issuer to make payment at maturity. The Money Market Fund will reassess whether a particular security presents minimal credit risks in certain circumstances. For example, if a security ceases to be a Second Tier Security, the Money Market Fund would dispose of any such security as soon as practicable.

At present, obligations of United States agencies or instrumentalities which the Fund’s investment sub-adviser intends to purchase for the portfolio of the Money Market Fund include principally obligations of the Government National Mortgage Association (which are backed by the full faith and credit of the United States) and obligations of the Federal National Mortgage Association, the Federal Farm Credit Banks and the Federal Home Loan Banks (which may be backed only by the credit of the issuer itself).

Certain money market instruments are available only in relatively large denominations, and others may carry higher yields if purchased in relatively large denominations. Also, the Fund’s sub-adviser believes that an institutional purchaser of money market instruments who can invest relatively large sums on a regular basis may have investment opportunities that are not available to those who invest smaller sums less frequently. Certain of the Money Market Fund’s investment restrictions limit the percentage of the Fund’s assets that may be invested in certain industries or in securities of any issuer. Accordingly, if the Fund has relatively small net assets and net cash flow from sales and redemptions of shares, the Fund may be unable to invest in money market instruments paying the highest yield available at a particular time.

Short-Duration Bond Fund

The Short-Duration Bond Fund’s duration management strategy currently uses a quantitative, risk-averse discipline that balances generating a high total rate of return primarily from current income with minimizing fluctuations in capital values. The duration of the portfolio will be lengthened by extending average maturities when sufficient additional yield can be obtained. Conversely, the duration will be shortened when adequate compensation for the additional risk associated with longer maturities cannot be realized.

Core Bond Fund

The Core Bond Fund’s duration management strategy is to match (within 10%) the duration of the Lehman Brothers Aggregate Bond Index. The Fund’s sub-adviser seeks to add value compared to this index through the use of sector rotation, yield curve management and asset selection. Neither market timing nor interest rate anticipation methods are employed in managing the Fund.

Diversified Bond Fund

The Diversified Bond Fund’s duration management strategy is to match (within 10%) the duration of the Lehman Brothers Aggregate Bond Index. The Fund’s sub-adviser seeks to add value compared to this index through the use of sector rotation, yield curve management and asset selection. Neither market timing nor interest rate anticipation methods are employed in managing the Fund.

The Fund will also have specified liquidity and diversification requirements for particular types of investments, including:

(a)  Bond purchases for the Fund will be limited to 15% of any major industry group; and

(b)  Below investment grade bonds cannot exceed 25% of the Fund’s assets.

Indexed Equity Fund and OTC 100 Fund

The Indexed Equity Fund and the OTC 100 Fund each attempts to match the risk and return characteristics of the S&P 500 Index® or the NASDAQ 100 Index®, respectively, as closely as possible. With respect to the Indexed Equity Fund, the Fund invests in securities of the companies in the S&P 500 Index in proportion to their index weightings. The Fund’s investment sub-adviser, Northern Trust, seeks a correlation between the performance of the Fund, before expenses, and the S&P 500 Index of 98% or better. A figure of 100% would indicate perfect correlation.

Optimization.    The Indexed Equity Fund may not hold every one of the stocks in the S&P 500 Index® and the OTC 100 Fund may not hold every one of the stocks in the NASDAQ 100 Index®. In an effort to run an efficient and effective strategy, each Fund may use the process of “optimization”, a statistical sampling technique. This will be most pronounced for the OTC 100 Fund when the Fund does not have enough assets to be fully invested in all securities in the NASDAQ 100 Index®. Optimization entails that the Funds first buy the stocks that make up the larger portions of the relevant Index’s value in roughly the same proportion as the Index. Second, smaller stocks are analyzed and selected. In selecting smaller stocks, the investment sub-adviser tries to match the industry and risk characteristics of all of the smaller companies in the Index without buying all of those stocks. This approach attempts to maximize the Fund’s liquidity and returns while minimizing its costs.

Each of the Funds will generally invest at least 80% of its assets in stocks of companies included in the S&P 500 Index® or the NASDAQ 100 Index®, respectively. The Funds may hold up to 20% of their assets in short-term debt securities, money market instruments and stock index futures and options. Futures and options are considered derivatives because they “derive” their value from a traditional security (like a stock or bond), asset or index. The Funds intend to buy futures in anticipation of buying stocks. Futures and options on futures contracts are used as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities. The Funds also invest in derivatives to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market.

Tracking Error.    There are several reasons that the Fund’s performance may not track its Index exactly. Unlike the Index, the Fund incurs administrative expenses and transaction costs in trading stocks. The composition of the Index and the stocks held by the Fund may occasionally diverge. The timing and magnitude of cash inflows from investors buying shares could create balances of uninvested cash. Conversely, the timing and magnitude of cash outflows to investors selling shares could require ready reserves of uninvested cash. Either situation would likely cause the Fund’s performance to deviate from the “fully invested” Index.

Fixed Income Securities

While the Money Market Fund invests in high quality securities and the Short-Duration Bond Fund, the Core Bond Fund, the Core Bond Segment of the Balanced Fund invest in investment grade securities, an investment in these Funds is not without risk. The debt securities in which the Funds invest may not offer as high a yield as may be achieved from lower quality instruments having less safety. If the Money Market Fund, the Short-Duration Bond Fund, the Core Bond Fund, or the Money Market or Core Bond Segments of the

Balanced Fund dispose of an obligation prior to maturity, it may realize a loss or a gain. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. In addition, investments are subject to the ability of the issuer to make payment at maturity. If an investment of the Short-Duration Bond Fund, the Core Bond Fund or the Core Bond Segment of the Balanced Fund is downgraded below investment-grade level, the Fund’s sub-adviser may continue to hold such security if it determines that to do so is in the Fund’s best interest.

Although the Diversified Bond Fund may invest in investment grade securities, it may also invest in securities below investment grade. Lower-grade debt securities, which also are known as “junk bonds”, may be subject to greater market fluctuations and greater risks of loss of income and principal than investment-grade securities. Securities that are (or have fallen) below investment grade are exposed to a greater risk that the issuers of those securities might not meet their debt obligations. These risks can reduce the Fund’s share prices and the income it earns.

As noted, the Funds (other than the Money Market Fund) may invest to a limited extent in debt securities that are rated below investment grade or, if unrated, are considered by the Adviser or the Fund’s sub-adviser to be of comparable quality. As discussed, a decline in prevailing levels of interest rates generally increases the value of debt securities in a Fund’s portfolio, while an increase in rates usually reduces the value of those securities. As a result, to the extent that a Fund invests in debt securities, interest rate fluctuations will affect its net asset value, but not the income it receives from its debt securities. In addition, if the debt securities contain call, prepayment or redemption provisions, during a period of declining interest rates, those securities are likely to be redeemed, and a Fund would probably be unable to replace them with securities having as great a yield.

Investment in medium- or lower-grade debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt this market and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations. Furthermore, medium- and lower-grade debt securities tend to be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and a Fund may have greater difficulty selling its portfolio securities. The market value of these securities and their liquidity may be affected by adverse publicity and investor perceptions.

In addition to the Diversified Bond Fund, all Funds (other than the Money Market Fund, Short-Duration Bond Fund, Core Bond Fund and Balanced Fund) may purchase these lower and unrated securities, but in no event more than 25% of a Fund’s net assets (except for the Aggressive Growth Fund, which is limited to 35% of its net assets) will be invested in these types of securities.

Common and Preferred Stocks

Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis. Profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company’s stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, preferred stocks may be purchased where the issuer as omitted, or is in the danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation.

Warrants and Rights

A warrant typically gives the holder the right to purchase underlying stock at a specified price for a designated period of time. Warrants may be relatively volatile investments. The holder of a warrant takes the risk that the market price of the underlying stock may never equal or exceed the exercise price of the warrant. A warrant will expire without value if it is not exercised or sold during its exercise period. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Warrants and rights have no voting rights, receive no dividends, and have no rights to the assets of the issuer.

Subject to the other investment limitations and each Fund’s investment objective, the Funds may invest in warrants and rights. The Small Cap Equity Fund may invest up to 5% of the value of its assets in warrants in an effort to build a position in the underlying common stocks and, of such 5%, no more than 2% may be invested in warrants that are not listed on the New York Stock Exchange (“NYSE”) or the American Stock Exchange.

Convertible Securities

Investments may be made in debt or preferred equity securities convertible into or exchangeable for, equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features.

Repurchase and Reverse Repurchase Agreements

In a repurchase agreement transaction, a Fund acquires a security from, and simultaneously resells it to, an approved vendor (a U.S. commercial bank or the U.S. branch of a foreign bank, or a broker-dealer which has been designated a primary dealer in government securities and which must meet the credit requirements set by the Trust’s Board of Trustees from time to time) for delivery on an agreed-upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. The majority of these agreements run from day to day, and delivery pursuant to the resale agreement typically will occur within one to five days of the purchase. Repurchase agreements are considered “loans” under the 1940 Act, collateralized by the underlying security. A Fund’s repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the loan. Additionally, the Adviser or a Fund’s sub-advisor will impose creditworthiness requirements to confirm that the vendor is financially sound and will continuously monitor the collateral’s value. However, if the seller defaults, the Fund could realize a loss on the sale of the underlying security. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delays and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying securities to the seller’s bankruptcy estate.

A reverse repurchase agreement is a contract pursuant to which a Fund agrees to sell a security and simultaneously agrees to repurchase it at an agreed-upon price at a stated time. A Fund engaging in reverse repurchase agreements will maintain a segregated account with its custodian containing cash or liquid securities, having a current market value at all times in an amount sufficient to repurchase securities pursuant to outstanding reverse repurchase agreements. Reverse repurchase agreements are borrowings subject to Restriction (2) under “Fundamental Investment Restrictions.”

Dollar Roll Transactions

To take advantage of attractive financing opportunities in the mortgage market and to enhance current income, each of the Funds may engage in dollar roll transactions. A dollar roll transaction involves a sale by a Fund of a GNMA certificate or other mortgage-backed securities to a financial institution, such as a bank or broker-dealer, concurrently with an agreement by the Fund to repurchase a similar security from the institution at a later date at an agreed upon price. The securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, the Fund will not be entitled to receive the interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Fund. A Fund is compensated for agreeing to repurchase the security by the difference between the current sales price and the price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may be renewed over a period of several months with a different repurchaser or repurchase price and a cash settlement made at each renewal without physical delivery of securities. Moreover, a Fund may enter into a dollar roll transaction involving a security not then in the Fund’s portfolio so long as the transaction is preceded by a firm commitment agreement pursuant to which the Fund has agreed to buy the securities on a future date.

The Funds will not use such transactions for leveraging purposes and, accordingly, will segregate cash or other liquid securities in an amount sufficient to meet its obligations under dollar roll transactions. Dollar roll transactions involve potential risks of loss which are different from those related to the securities underlying the transaction. For example, if the counterparty were to become insolvent, the Fund’s right to purchase from the counterparty may be restricted. Additionally, the market value of the securities sold by the Fund may decline below the repurchase price of those securities to be purchased. Dollar roll transactions are borrowings subject to Restriction (2) under “Fundamental Investment Restrictions.”

Short-Term Debt Securities

Bank Obligations.    The Funds may invest in bank obligations, including certificates of deposit, time deposits, banker’s acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions.

Certificates of deposit (“CD’s”) are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Funds will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

Exceptions.    The restrictions and limitations on the types of short-term instruments, temporary investments, commercial paper and short-term corporate debt instruments described in the following paragraphs are not applicable to the Value Equity Fund, the Large Cap Value Fund, the Blue Chip Growth Fund, the Large Cap Growth Fund, the Growth Equity Fund, the Aggressive Growth Fund, the Focused Value Fund, the Mid Cap Growth Equity Fund, the Mid Cap Growth Equity II Fund, the Small Cap Growth Equity Fund, the Small Company Growth Fund and the Emerging Growth Fund.

For the Value Equity Fund and the Blue Chip Growth Fund, for temporary or defensive purposes, each Fund may invest up to 100% of its total assets in investment grade short-term fixed income securities or preferred stocks.

Short-Term Instruments and Temporary Investments.    The Funds may invest in high-quality money market instruments on an ongoing basis to provide liquidity when there is an unexpected level of shareholder purchases or redemptions. In addition, in adverse market conditions, the Funds also may invest in these short-

term instruments for temporary, defensive purposes. The instruments in which the Funds may invest include: (i) short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) CDs, bankers’ acceptances, fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and that are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase “Prime-1” by Moody’s or “A-1+” or “A-1” by S&P, or, if unrated, of comparable quality as determined by the investment sub-advisers; (iv) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than one year that are rated at least “Aa” by Moody’s or “AA” by S&P; (v) repurchase agreements; and (vi) short-term, U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, at the time of investment have more than $1 billion, or the equivalent in other currencies, in total assets and in the opinion of the relevant sub-adviser are of comparable quality to obligations of U.S. banks which may be purchased by the Funds.

Commercial Paper and Short-Term Corporate Debt Instruments.    The Funds may invest in commercial paper (including variable amount master demand notes) consisting of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Each investment sub-adviser to the Funds monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. The Funds also may invest in non-convertible corporate debt securities (e.g., bonds and debentures) with not more than one year remaining to maturity at the date of settlement.

Some U.S. Government Securities are backed by the full faith and credit of the U.S. Government; others are secured by the right of the issuer to borrow from the U.S. Treasury; while others are supported only by the credit of the issuing agency or instrumentality. There can be no assurance that the U.S. Government will pay interest and principal on securities on which it is not legally obligated to do so.

The Funds will limit their investments in certificates of deposit and bankers’ acceptances to U.S. dollar-denominated obligations of U.S. banks and savings and loan associations, London branches of U.S. banks (“Eurodollar obligations”) and U.S. branches of foreign banks (“Yankeedollar obligations”). In the case of foreign banks, the $1 billion deposit requirement will be computed using exchange rates in effect at the time of the banks’ most recently published financial statements. Eurodollar obligations and Yankeedollar obligations will not be acquired if as a result more than 25% of a Fund’s net assets would be invested in such obligations. Obligations of foreign banks and of foreign branches of U.S. banks may be affected by foreign governmental action, including imposition of currency controls, interest limitations, withholding taxes, seizure of assets or the declaration of a moratorium or restriction on payments of principal or interest. Foreign banks and foreign branches of U.S. banks may provide less public information than, and may not be subject to the same accounting, auditing and financial recordkeeping standards as, domestic banks.

Letters of Credit.    Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper and other short-term obligations) which the Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of the Adviser or a Fund’s sub-adviser, are of comparable quality to issuers of other permitted investments of the Fund may be used for letter of credit-backed investments.

Zero-Coupon, Step Coupon and Pay-In-Kind Securities

Other debt securities in which the Funds may invest include zero coupon, step coupon and pay-in-kind instruments (but generally no more than 10% of an equity fund’s net assets will be invested in these types of securities). Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issue. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. For the purpose of any Fund’s restrictions on investing in income-producing securities, income producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (such as Treasury bills and zero coupon bonds).

Current federal income tax law requires holders of zero coupon and step coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though holders receive no cash payments of interest during the year. In order to qualify as a regulated investment company under the Internal Revenue Code of 1986 and the regulations thereunder (the “Code”), a Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because a Fund will not receive cash payments on a current basis in respect of accrued original issue discount on zero coupon or step coupon bonds during the period before interest payments begin, in some years that Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. A Fund might obtain such cash from selling other portfolio holdings which might cause the Fund to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which Fund expenses could be allocated and to reduce the rate of return for the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Fund to sell the securities at the time.

Generally, the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities.

Pass-Through Securities

The Short-Duration Bond Fund, the Core Bond Fund, the Balanced Fund and the Diversified Bond Fund, and to a lesser extent the other Funds, may invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Funds. The most common type of pass-through securities are mortgage-backed securities. Government National Mortgage Association (“GNMA”) Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. A Fund may purchase modified pass-through GNMA Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment. GNMA Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government.

The Federal Home Loan Mortgage Corporation (“FHLMC”) issues two types of mortgage pass-through securities: mortgage participation certificates and guaranteed mortgage certificates. Participation certificates resemble GNMA Certificates in that the participation certificates represent a pro rata share of all interest and principal payments made and owned on the underlying pool. FHLMC guarantees timely payments of interest on the participation certificates and the full return of principal. Guaranteed mortgage certificates also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by FHLMC as to timely payment of principal and interest but is not backed by the full faith and credit of the U.S. Government.

The Federal National Mortgage Association (“FNMA”) issues guaranteed mortgage pass-through certificates. FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by the FNMA as to timely payment of principal and interest but is not backed by the full faith and credit of the U.S. Government.

Except for guaranteed mortgage certificates, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the securities holders, such as the Funds, like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. A portfolio manager will consider estimated prepayment rates in calculating the average weighted maturity of a Fund which owns these securities. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by a Fund might be converted to cash and the Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit a Fund’s ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

Asset-backed securities represent interests in pools of consumer loans and are backed by paper or accounts receivables originated by banks, credit card companies or other providers of credit. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans by individuals.

Other Income-Producing Securities

Other types of income-producing securities the Funds may purchase, include, but are not limited to, the following, although the investment sub-adviser for the Money Market Fund, the Short-Duration Bond Fund, the Core Bond Fund and the Balanced Fund will not purchase securities which require interest rate anticipation techniques:

•	Variable and floating rate obligations. These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The floating rate tends to decrease the security’s price sensitivity to changes in interest rates. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

In order to most effectively use these investments, a Fund’s sub-adviser must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the sub-adviser incorrectly forecasts such movements, a Fund could be adversely affected by the use of variable or floating rate obligations.

•	Standby commitments. These instruments, which are similar to a put, give a Fund the option to obligate a broker, dealer or bank to repurchase a security held by the Fund at a specified price.

•	Tender option bonds. Tender option bonds are relatively long-term bonds that are coupled with the agreement of a third party, such as a broker, dealer or bank, to grant the holders of such securities the option to tender the securities to the institution at periodic intervals.

•	Inverse floaters. These are debt instruments whose interest bears an inverse relationship to the interest rate on another security. It is expected that no Fund will invest more than 5% of its assets in inverse floaters. Similar to variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, a Fund could lose money or the net asset value of its shares could decline by the use of inverse floaters.

•	Strip bonds. Strip bonds are debt securities that are stripped of their interest, usually by a financial intermediary, after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturities.

Standby commitments, tender option bonds and instruments with demand features are primarily used by the Funds for the purpose of increasing the liquidity of a Fund’s portfolio.

Securities Lending

A Fund may seek additional income by making loans of portfolio securities of not more than 33% of its total assets taken at current market value. Under applicable regulatory requirements and securities lending agreements (which are subject to change), the loan collateral must, on each business day, be at least equal to the value of the loaned securities and must consist of cash (which may be invested by the Fund in any investment not otherwise prohibited by the Prospectus or this SAI), bank letters of credit or securities of the U.S. Government (or its agencies or instrumentalities), or other cash equivalents in which the Fund is permitted to invest. The terms of a Fund’s loans must also meet certain tests under the Code and must permit the Fund to reacquire loaned securities on five business days’ notice or in time to vote on any important matter.

Hedging Instruments And Derivatives

The Funds currently may use the hedging instruments and derivatives discussed below. In the future, a Fund may employ hedging instruments and strategies that are not currently contemplated but which may be developed, to the extent such investment methods are consistent with the Fund’s investment objective, legally permissible and disclosed in its Prospectus or in this SAI.

(1)  Forward Contracts—Each Fund may purchase or sell securities on a forward commitment basis (“forward contracts”). When such transactions are negotiated, the price is fixed at the time of commitment, but delivery and payment for the securities can take place a month or more after the commitment date. The securities so purchased or sold are subject to market fluctuations and no interest accrues to the purchaser during this period. At the time of delivery the securities may be worth more or less than the purchase or sale price. While a Fund also may enter into forward contracts with the initial intention of acquiring securities for its portfolio, it may dispose of a commitment prior to settlement if the Fund’s investment sub-adviser deems it appropriate to do so. The Funds may realize short-term gains or losses upon the sale of forward contracts. If a Fund enters into a forward contract, it will establish a segregated account with its custodian consisting of cash or liquid securities, having a current market value equal to or greater than the aggregate amount of that Fund’s commitment under forward contracts (that is, the purchase price of the underlying security on the delivery date). As an alternative to maintaining all or part of the segregated account, a Fund could buy call or put options to “cover” the forward contracts. Except for the Aggressive Growth Fund, the Blue Chip Growth Fund and the Value Equity Fund, the Funds will not enter into forward contracts if as a result more than 25% of the Fund’s total assets would be held in a segregated account covering such contracts.

(2)  Currency Transactions—Each Fund may engage in currency transactions with counterparties in order to convert foreign denominated securities or obligations (or obligations exposed to foreign currency fluctuation)

to U.S. dollar-denominated investments. The Funds may also engage in currency transactions to hedge the value of portfolio holdings denominated in or exposed to particular currencies against fluctuations in relative value.

Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap. Except for the Blue Chip Growth Fund and Value Equity Fund, a Fund may enter into currency transactions with counterparties which have received (or the guarantors of the obligations of which have received) a credit rating of A-I or P-1 by Standard & Poor’s Ratings Group (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”), respectively, or that have an equivalent rating from a nationally recognized statistical rating organization (“NRSRO”) or (except for OTC currency options) are determined to be of equivalent credit quality by the Adviser or the Fund’s sub-adviser.

The Diversified Bond Fund, the Value Equity Fund, the Large Cap Value Fund, the Blue Chip Growth Fund, the Large Cap Growth Fund, the Growth Equity Fund, the Aggressive Growth Fund, the Focused Value Fund, the Mid Cap Growth Equity Fund, the MidCap Growth Equity II Fund, the Small Cap Growth Equity Fund, the Small Company Growth Fund, the Emerging Growth Fund, the International Equity Fund and the Overseas Fund may deal in forward currency contracts and other currency transactions such as futures, options, options on futures, and swaps, but will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency. For example, if the Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund’s portfolio securities denominated in or exposed to such foreign currency. The Funds may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

A Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Funds may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund’s portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund’s portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund’s securities denominated in linked currencies. For example, if the Adviser or the Fund’s sub-adviser considers that the Austrian schilling is linked to the German deutsche mark (the “D-mark”), the Fund holds securities denominated in schillings and the Adviser or the Fund’s sub-adviser believes that the value of schillings will decline against the U.S. dollar, the Adviser or the Fund’s sub-adviser may enter into a contract to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present during the particular time that the Fund is engaging in proxy hedging.

(3)  Risks Regarding Hedging Instruments and Derivatives—Some of the general risks associated with hedging and the use of derivatives include: (a) the possible absence of a liquid secondary market for any particular hedging instrument at any time; (b) these instruments can be highly volatile; and (c) the possible need to defer closing out certain positions to avoid adverse tax consequences. More specific risks are set forth below.

(i)  Forward Contracts:    Forward contracts involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Funds’ other assets.

(ii)  Currency Transactions:    Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

Derivatives

(1)  Options and Futures Transactions.    While all Funds are permitted to use derivatives, the Balanced Fund, Core Value Equity Fund, Large Cap Growth Fund, Growth Equity Fund, Indexed Equity Fund, Blue Chip Growth Fund, Value Equity Fund, Aggressive Growth Fund, OTC 100 Fund, Mid Cap Growth Equity Fund, Mid Cap Growth Equity II Fund, Emerging Growth Fund, Small Cap Growth Equity Fund, Small Company Growth Fund, Focused Value Fund, Small Company Value Fund and Diversified Bond Fund are more likely to utilize the following types of “Derivative” instruments, in varying degrees, subject to each Fund’s respective investment objective. The Funds, may (a) purchase and sell exchange traded and over-the-counter (OTC) put and call options on equity securities or indexes of equity securities, (b) purchase and sell futures contracts on indexes of equity securities and (c) purchase and sell put and call options on futures contracts on indexes of equity securities. Each of these instruments is a derivative instrument as its value derives from the underlying asset or index.

The Funds, except the Value Equity Fund and the Blue Chip Growth Fund, may purchase put and call options on securities, indexes of securities and futures contracts, or purchase and sell futures contracts, only if such options are written by other persons and if (i) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of a Fund’s net assets, and (ii) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of a Fund’s total assets.

The Blue Chip Growth Fund and the Value Equity Fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of each Fund’s total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, each Fund’s total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of each Fund’s total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by each Fund would exceed 5% of its total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

The Funds may utilize options and futures contracts to manage exposure to changing interest rates and/or security prices. Some options and futures strategies, including selling futures contracts and buying puts, tend to hedge a Fund’s investments against price fluctuations. Other strategies, including buying futures contracts, writing puts and calls, and buying calls, tend to increase market exposure. Options and futures contracts may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of a Fund’s overall strategy in a manner deemed appropriate to the Fund’s investment sub-adviser and consistent with a Fund’s objective and policies. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase a Fund’s return. While the use of these instruments by a Fund may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If the Fund’s investment sub-advisor applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower a Fund’s return. Certain strategies limit a Fund’s possibilities to realize gains as well as limiting its exposure to losses. A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. In addition, a Fund will incur transaction costs, including trading commissions and option premiums, in connection with its futures and options transactions, and these transactions could significantly increase a Fund’s turnover rate.

(2)  Purchasing Put and Call Options.    The Funds may purchase put and call options. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, a Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities, indexes of securities prices, and futures contracts. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. A Fund may also close out a put option position by entering into an offsetting transaction, if a liquid market exists. If the option is allowed to expire, a Fund will lose the entire premium it paid. If a Fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If a Fund exercises an option on an index, settlement is in cash and does not involve the actual sale of securities. If an option is American style, it may be exercised on any day up to its expiration date. A European style option may be exercised only on its expiration date.

The buyer of a typical put option can expect to realize a gain if the price of the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option’s strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

(3)  Selling (Writing) Put and Call Options.    The Funds may also “write” put and call options. When a Fund writes a put option, it takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, a Fund assumes the obligation to pay the strike price for the instrument underlying the option if the other party to the option chooses to exercise it. A Fund may seek to terminate its position in a put option it writes before exercise by purchasing an offsetting option in the market at its current price. If the market is not liquid for a put option a Fund has written, however, a Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to post margin as discussed below.

If the price of the underlying instrument rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing and holding the underlying instrument directly, however, because the premium received for writing the option should offset a portion of the decline.

Writing a call option obligates a Fund to sell or deliver the option’s underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

The writer of an exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark to market payments of variation margin as the position becomes unprofitable.

(4)  Options on Indexes.    The Funds may also purchase options on indexes. Options on securities indexes are similar to options on securities, except that the exercise of securities index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. A Fund, in purchasing or selling index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because a Fund’s investments generally will not match the composition of an index.

For a number of reasons, a liquid market may not exist and thus a Fund may not be able to close out an option position that it has previously entered into. When a Fund purchases an OTC option, it will be relying on its counterparty to perform its obligations, and a Fund may incur additional losses if the counterparty is unable to perform.

(5)  Exchange Traded and OTC Options.    All options purchased or sold by the Funds will be traded on a securities exchange or will be purchased or sold by securities dealers (OTC options) that meet creditworthiness standards approved by the Trust’s Board of Trustees. While exchange-traded options are obligations of the Options Clearing Corporation, in the case of OTC options, a Fund relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when a Fund purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit of the transaction.

Provided that a Fund has arrangements with certain qualified dealers who agree that the Fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula, a Fund may treat the underlying securities used to cover written OTC options as liquid. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

(6)  Futures Contracts and Options on Futures Contracts.    The Funds may purchase or sell (write) futures contracts and purchase or sell put and call options, including put and call options on futures contracts. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index. Currently, futures contracts are available on various types of fixed income securities, including but not limited to U.S. Treasury bonds, notes and bills, Eurodollar certificates of deposit and on indexes of fixed income securities and indexes of equity securities.

The Funds may use futures contracts as a hedge against the effects of interest rate changes or, with respect to the Indexed Equity Fund and the OTC 100 Fund, changes in the market value of stocks comprising the index in which the applicable Fund invests. In managing cash flows, those Funds may use futures contracts as a substitute for holding the designated securities underlying the futures contract. The Indexed Equity and OTC 100 Funds may also use futures contracts as a substitute for a comparable market position in the underlying securities.

Transactions by the Funds in futures contracts involve certain risks. For the Indexed Equity Fund and OTC 100 Fund, one risk in employing futures contracts as a hedge against cash market price volatility is the possibility that futures prices will correlate imperfectly with the behavior of the prices of the securities in these Funds’ investment portfolios. Similarly, in employing futures contracts as a substitute for purchasing the designated underlying securities, there is a risk that the performance of the futures contract may correlate imperfectly with the performance of the direct investments for which the futures contract is a substitute. Although the Funds intend to purchase or sell futures contacts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Funds to substantial losses. If it is not possible, or if the Funds determine not to close a futures position in anticipation of adverse price movements, the Funds will be required to make daily cash payments on variation margin.

Stock Index Futures and Options on Stock Index Futures.    The Core Value Equity Fund, Value Equity Fund, the Indexed Equity Fund, the Blue Chip Growth Fund and the OTC 100 Fund may invest in stock index futures contracts and options on stock index futures contracts as a substitute for a comparable market position in the underlying securities comprising the index which the Fund is seeking to replicate. The Balanced Fund may also buy stock index futures. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, the Funds intend to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity. There can be no assurance that a liquid market will exist at the time when the Funds seek to close out a futures contract or a futures option position. Lack of a liquid market may prevent liquidation of an unfavorable position.

Future Developments.    All Funds which are permitted to invest in these types of instruments may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Funds or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund’s investment objective and legally permissible for the Fund. Before entering into such transaction or making any such investment, the Fund will provide appropriate disclosure in its Prospectus or this Statement of Additional Information.

Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of “variation” margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract.

The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by a Fund are paid by a Fund into a segregated account, in the name of the futures commission merchant, as required by the 1940 Act and the Securities and Exchange Commission’s (“SEC”) interpretations thereunder.

(7)  Combined Positions.    The Funds are permitted to purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

(8)  Risks Regarding Options and Futures Transactions.    Some of the general risks associated with the use of options and futures include:

(a) Correlation of Price Changes.    Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match a Fund’s current or anticipated investments exactly. The Funds may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of a Fund’s other investments.

Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a Fund’s investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund’s options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

(b)  Liquidity of Options and Futures Contracts.    There is no assurance a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract’s price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Fund’s access to other assets held to cover its options or futures positions could also be impaired. (See “Exchange Traded and OTC Options” above for a discussion of the liquidity of options not traded on an exchange.)

(c)  Position Limits.    Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, a Fund or its investment sub-adviser may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

(d)  Asset Coverage for Futures Contracts and Options Positions.    The Funds intend to comply with Section 4.5 of the regulations under the Commodity Exchange Act, which limits the extent to which a Fund can commit assets to initial margin deposits and option premiums. In addition, the Funds will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund’s assets could impede portfolio management or a Fund’s ability to meet redemption requests or other current obligations.

(9)  Swaps and Related Swap Products:    The Funds may engage in swap transactions, including, but not limited to, interest rate, currency, securities index, basket, specific security and commodity swaps, interest rate caps, floors and collars and options on interest rate swaps (collectively defined as “swap transactions”).

Each Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible. A Fund will not sell interest rate caps, floors or collars if it does not own securities with coupons which provide the interest that a Fund may be required to pay.

Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated by reference to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a “basket” of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the option as the counterparty.

The “notional amount” of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. For example, one swap counterparty may agree to pay a floating rate of interest (e.g., 3 month LIBOR) calculated based on a $10 million notional amount on a quarterly basis in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis. In the event a Fund is obligated to make payments more frequently than it receives payments from the other party, it will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by a Fund, payments by the parties will be exchanged on a “net basis”, and a Fund will receive or pay, as the case may be, only the net amount of the two payments.

The amount of a Fund’s potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on a Fund’s potential loss if it sells a cap or collar. If the Fund buys a cap, floor or collar, however, the Fund’s potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.

The use of swap transactions, caps, floors and collars involves investment techniques and risks which are different from those associated with portfolio security transactions. If a Fund’s investment sub-adviser is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of a Fund will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to a Fund or that a Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to a Fund.

Each of the investment sub-advisers to the Funds that utilize these instruments will, however, consider such risks and will enter into swap and other derivatives transactions only when they believe that the risks are not unreasonable.

The Funds will maintain cash or liquid assets in a segregated account with its custodian in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of a Fund’s accrued obligations under the swap agreement over the accrued amount a Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will segregate assets with a daily value at least equal to the full amount of a Fund’s accrued obligations under the agreement.

The Funds will not enter into any swap transaction, cap, floor, or collar, unless the counterparty to the transaction is deemed creditworthy by the Adviser and/or the investment sub-adviser. If a counterparty defaults, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the markets for certain types of swaps (e.g., interest rate swaps) have become relatively liquid. The markets for some types of caps, floors and collars are less liquid.

During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund’s basis in the contract.

The federal income tax treatment with respect to swap transactions, caps, floors, and collars may impose limitations on the extent to which the Funds may engage in such transactions.

(10)  Structured Notes and Hybrid Instruments:    Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile.

A hybrid instrument can combine the characteristics of securities, futures, and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark.

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Fund.

Illiquid Securities

Each Fund may invest not more than 15% (10% in the case of the Money Market Fund) of its net assets in illiquid securities. These policies do not limit the purchases of securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, provided that such securities are determined to be liquid by the Board of Trustees, the Adviser and/or the Fund’s sub-adviser, if such determination by the Adviser or the Fund’s sub-adviser is pursuant to Board-approved guidelines. Such guidelines shall take into account trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in particular Rule 144A securities, a Fund’s holdings of those securities may be illiquid, resulting in undesirable delays in selling these securities at prices representing fair value. Additionally, this policy is not intended to apply to securities which become illiquid, i.e., difficult to sell at a favorable price, as a result of market conditions.

Investments may be illiquid because there is no active trading market for them, making it difficult to value them or dispose of them promptly at an acceptable price. The investment sub-advisers monitor holdings of illiquid securities on an ongoing basis to determine whether to sell any holding to maintain adequate liquidity.

Foreign Securities

The International Equity Fund, the Overseas Fund, the Large Cap Value Fund, the Indexed Equity Fund, the Value Equity Fund, the Blue Chip Growth Fund, the Large Cap Growth Fund, the Growth Equity Fund, the Aggressive Growth Fund, the Focused Value Fund, the Small Company Value Fund, the Mid Cap Growth Equity Fund, the Mid Cap Growth Equity II Fund, the Emerging Growth Fund, the Small Company Growth Fund and the Small Cap Growth Equity Fund and, to a lesser extent, each of the other Funds, are permitted to invest in foreign securities. With the exception of the Funds specifically identified in the preceding sentence, each Fund may invest in foreign securities only if: (i) such securities are U.S. dollar-denominated; or (ii) if such securities are not U.S. dollar-denominated, the Fund contemporaneously enters into a foreign currency transaction to hedge the currency risk associated with the particular foreign security. If a Fund’s securities are held abroad, the countries in which such securities may be held and the sub-custodian holding them must be approved by the Board of Trustees or its delegate under applicable rules adopted by the SEC. In buying foreign securities, a Fund may convert U.S. dollars into foreign currency, but only to effect securities transactions on foreign securities exchanges and not to hold such currency as an investment.

Foreign securities include debt, equity and hybrid instruments, obligations and securities of foreign issuers, including governments of countries other than the United States and companies organized under the laws of countries other than the United States that are traded on foreign securities exchanges or foreign over-the-counter markets. Foreign securities also include securities of foreign issuers (i) represented by American Depositary Receipts (“ADR’s”), (ii) traded in the United States over-the-counter markets, or (iii) listed on a U.S. securities exchange.

ADR’s are issued by a U.S. depository institution, but they represent a specified quantity of shares of a non-U.S. stock company. ADR’s trade on U.S. securities exchanges but are treated as “foreign securities” for purposes of the limitations on a Fund’s investments in foreign securities because they are subject to many of the same risks as foreign securities as described below.

The Value Equity Fund, the Large Cap Value Fund, the Indexed Equity Fund, the Blue Chip Growth Fund, the Large Cap Growth Fund, the Growth Equity Fund, the Aggressive Growth Fund, the Focused Value Fund, the Mid Cap Growth Equity Fund, the Mid Cap Growth Equity II Fund, the Emerging Growth Fund, the Small Cap Growth Equity Fund, the Small Company Growth Fund, the International Equity Fund and the Overseas Fund also may invest in sponsored or unsponsored Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) to the extent they become available. GDRs and EDRs are typically issued by foreign depositaries and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Holders of unsponsored GDRs and EDRs generally bear all the costs associated with establishing them. The depositary of an unsponsored GDR or EDR is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the GDR or EDR holders any voting rights with respect to the securities or pools of securities represented by the GDR or EDR. GDRs and EDRs also may not be denominated in the same currency as the underlying securities. Registered GDRs and EDRs are generally designed for use in U.S. securities markets, while bearer form GDRs and EDRs are generally designed for non-U.S. securities markets. Each of the Funds will treat the underlying securities of a GDR or EDR as the investment for purposes of its investment policies and restrictions.

Investments in foreign securities involve special risks and considerations. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. For example, foreign markets have different clearance and settlement procedures. Delays in settlement could result in temporary periods when assets of a Fund are uninvested. The inability of a Fund to make intended security purchases due to settlement problems could cause it to miss certain investment opportunities. They may also entail certain other risks, such as the possibility of one or more of the following: imposition of dividend or interest withholding or confiscatory taxes, higher brokerage costs, thinner trading markets, currency blockages or transfer restrictions, expropriation, nationalization, military coups or other adverse political or economic developments; less government supervision and regulation of securities exchanges, brokers and listed companies; and the difficulty of enforcing obligations in other countries. Purchases of foreign securities are usually made in foreign currencies and, as a result, a Fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar. Further, it may be more difficult for a Fund’s agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Certain markets may require payment for securities before delivery. A Fund’s ability and decisions to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility of currencies and repatriation of assets.

A number of current significant political, demographic and economic developments may affect investments in foreign securities and in securities of companies with operations overseas. Such developments include dramatic political changes in government and economic policies in several Eastern European countries and the republics composing the former Soviet Union, as well as the unification of the European Economic Community. The course of any one or more of these events and the effect on trade barriers, competition and markets for consumer goods and services are uncertain. Similar considerations are of concern with respect to developing countries. For example, the possibility of revolution and the dependence on foreign economic assistance may be greater in these countries than in developed countries. Management seeks to mitigate the risks associated with these considerations through diversification and active professional management.

In addition to the general risks of investing in foreign securities, investments in emerging markets involve special risks. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a Fund due to subsequent declines in values of the portfolio securities, decrease in the level of liquidity in a Fund’s portfolio, or, if a Fund has entered into a contract to sell the security, possible liability to the purchaser. Certain markets may require payment for securities before delivery, and in such markets a Fund bears the risk that the securities will not be delivered and that the Fund’s payments will not be returned. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, or may have restrictions on foreign ownership or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market’s balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to that Fund of any restrictions on investments.

Investment in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of a Fund.

When-Issued Securities

The Short-Duration Bond Fund, the Core Bond Fund, the Balanced Fund, the Value Equity Fund, the Large Cap Value Fund, the Blue Chip Growth Fund, the Aggressive Growth Fund, the Large Cap Growth Fund, the Growth Equity Fund, the Focused Value Fund, the Small Company Value Fund, the Mid Cap Growth Equity Fund, the Mid Cap Growth Equity II Fund, the Emerging Growth Fund, the Small Company Growth Fund, the Small Cap Growth Equity Fund and the Overseas Fund may purchase securities on a “when-issued” or on a “forward delivery” basis. Generally, under normal circumstances, a Fund is expected to take delivery of securities purchased. When a Fund commits to purchase a security on a “when-issued” or on a “forward delivery” basis, it will set up procedures consistent with SEC policies, which currently recommend that an amount of the Fund’s assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment. Therefore, the Fund will always have liquid assets sufficient to cover any commitments or to limit any potential risk. However, although the Funds do not intend to make such purchases for speculative purposes, there are risks. For example, a Fund may have to sell assets which have been set aside in order to meet redemptions. Also, if a Fund determines it necessary to sell the “when-issued” or “forward delivery” securities before delivery, the Fund may incur a loss because of market fluctuations since the time the commitment to purchase the securities was made.

Portfolio Management

Babson, OFI, Alliance Capital, Allied, American Century, Clover, Davis, FMR, Harris, Janus, Mazama, MFS, Navellier, Northern Trust, RS, T. Rowe Price, Waddell & Reed and Wellington Management use trading as a means of managing the portfolios of the Funds in seeking to achieve their investment objectives. Transactions will occur when a Fund’s sub-adviser believes that the trade, net of transaction costs, will improve interest income or capital appreciation potential, or will lessen capital loss potential. Whether the goals discussed above will be achieved through trading depends on the Fund’s sub-adviser’s ability to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations from such trends. If such evaluations and expectations prove to be incorrect, a Fund’s income or capital appreciation may be reduced and its capital losses may be increased. In addition, high turnover in any Fund could result in additional brokerage commissions to be paid by the Fund. See also “Taxation” below.

The Funds may pay brokerage commissions to Jefferies & Co., Inc. (“Jefferies”). Jefferies is a wholly-owned subsidiary of a company for which one Trustee of the Trust serves as director. The Funds may also pay brokerage commissions to affiliates of one or more affiliates of the Funds’ investment sub-advisers.

Non-diversification of Indexed Equity Fund, OTC 100 Fund, Focused Value Fund, Value Equity Fund and Aggressive Growth Fund

As “non-diversified” funds, the Indexed Equity Fund, the OTC 100 Fund, the Focused Value Fund, the Value Equity Fund and the Aggressive Growth Fund are not limited under the 1940 Act in the percentage of its assets that they may invest in any one issuer. However, each Fund intends to comply with the diversification standards applicable to regulated investment companies under the Code. In order to meet those standards, among other requirements, at the close of each quarter of its taxable year (a) at least 50% of the value of the Fund’s total assets must be represented by one or more of the following: (i) cash and cash items, including receivables; (ii) Government securities; (iii) securities of other regulated investment companies; and (iv) securities (other than those in items (ii) and (iii) above) of any one or more issuers as to which the Fund’s investment in an issuer does not exceed 5% of the value of the Fund’s total assets (valued at the time of investment); and does not exceed 10% of the outstanding voting securities of that issuer and (b) not more than 25% of its total assets (valued at the time of investment) may be invested in the securities of any one issuer (other than Government securities or securities of other regulated investment companies).

Since each of these Funds may invest more than 5% of its assets in a single portfolio security, the appreciation or depreciation of such a security will have a greater impact on the net asset value of the Fund, and the net asset value per share of the Fund can be expected to fluctuate more than would the net asset value of a comparable “diversified” fund. The Indexed Equity Fund and the OTC 100 Fund are deemed “non-diversified” funds because their investment objective is to replicate a particular index, and the Fund will purchase each company in the index in proportion to its proportionate representation in the index.

Other Investment Companies

Certain markets are closed in whole or in part to equity investments by foreigners. A Fund may be able to invest in such markets solely or primarily through governmentally authorized investment vehicles or companies. Each Fund generally may invest up to 10% of its assets in the aggregate in shares of other investment companies and up to 5% of its assets in any one investment company, as long as no investment represents more than 3% of the outstanding voting stock of the acquired investment company at the time of investment; provided that this provision does not apply, however, to any of the Funds relying on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act. Investment in another investment company may involve the payment of a premium above the value of such issuers’ portfolio securities, and is subject to market availability. The Funds do not intend to invest in such vehicles or funds unless, in the judgment of the Adviser or a Fund’s sub-adviser, and subject to the Fund’s investment restrictions set forth in its Prospectus and in this Statement of Additional Information, the potential benefits of the investment justify the payment of any applicable premium or sales charge. As a shareholder in an investment company, a Fund would bear its ratable share of that investment company’s expenses, including its advisory and administration fees. At the same time the Fund would continue to pay its own management fees and other expenses. This section shall not prevent FMR, Janus or T. Rowe Price from investing the assets of the Value Equity Fund, Blue Chip Growth Fund, Aggressive Growth Fund, Mid Cap Growth Equity II Fund or Small Company Value Fund, respectively, into money market funds managed by the Fund’s sub-adviser pursuant to applicable SEC exemptive orders.

Exchange Traded Funds (ETFs)

These are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. A Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees which increase their costs.

Cash Positions

Each Fund may hold cash or cash equivalents to provide for expenses and anticipated redemption payments and so that an orderly investment program may be carried out in accordance with the Fund’s investment policies. To provide liquidity, for temporary defensive purposes and to receive a return on uninvested cash during such periods, each Fund may invest in investment grade debt securities, government obligations, or money market instruments or money market mutual funds.

Short Sales Against-the-box

Selling short “against-the-box” refers to the sale of securities actually owned by the seller but held in safekeeping. In such short sales, while the short position is open, a Fund must own an equal amount of such securities, or by virtue of ownership of securities have the right, without payment of further consideration, to obtain an equal amount of securities sold short. Short sales against-the-box generally produce current recognition of gain (but not loss) for federal income tax purposes on the constructive sale of securities “in the box” prior to the time the short position is closed out. None of the Funds currently intends to engage in short sales against-the-box but is permitted to do so.

Investment Basket

Notwithstanding any Fund’s fundamental investment restrictions (except those imposed as a matter of law), the Board of Trustees may authorize one or more of the Funds to invest in any type of security or instrument, or to engage in any type of transaction or practice, such as newly developed debt securities, hedging programs or derivatives, so long that the Board of Trustees has determined that to do so is consistent with the Fund’s investment objectives and policies and has adopted reasonable guidelines for use by the Fund’s investment sub-advisers, and provided further that at the time of making such investment or entering into such transaction, such investments or instruments account for not more than 10% of the Fund’s total assets. The Trust has no current intention of using this investment basket authority but is permitted to do so.

Banking Relationships

Northern Trust and its affiliates, including its parent Northern Trust Corporation, deal, trade and invest for their own account in the types of securities in which the Indexed Equity Fund and OTC 100 Fund may invest and may have deposit, loan and commercial banking relationships with the issuers of securities purchased by these Funds.

Disclaimer

The Indexed Equity Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s (“S&P”). S&P makes no representation or warranty, express or implied, to the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500® Index to track general stock market performance. S&P’s only relationship to the Fund is the licensing of certain trademarks and trade names of S&P without regard to the fund. S&P has no obligation to take the needs of the Fund into consideration in determining, composing or calculating the S&P 500® Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund’s shares or the timing of the issuance or sale of the Fund’s shares or in the determination or calculation of the equation by which the Fund’s shares are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund’s shares.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500® Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Fund, or any other person or entity from the use of the S&P 500® Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500® Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

The OTC 100 Fund is not sponsored, endorsed, sold or promoted by the NASDAQ Stock Market, Inc. (together with its affiliates, “NASDAQ”). NASDAQ has not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Fund contained in the prospectus or this statement of additional information. NASDAQ makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the NASDAQ 100 Index® to track general stock market performance. NASDAQ’s only relationship to the Fund is in the licensing of the NASDAQ 100®, NASDAQ 100 Index®, and NASDAQ® trademarks or service marks, and certain trade names of NASDAQ and the use of the NASDAQ 100 Index®. The NASDAQ 100 Index® is determined, composed and calculated by NASDAQ without regard to the Fund. NASDAQ has no obligation to take the needs of the Fund into consideration in determining, composing or calculating the NASDAQ 100 Index®. NASDAQ is not responsible and has no liability for, and has not participated in, the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the net asset value of the Fund’s shares or in connection with the administration, marketing or trading of the product(s).

NASDAQ does not guarantee the accuracy or completeness of the NASDAQ 100® Index or of the data used to calculate the index or determine the index components, or the uninterrupted or un-delayed calculation or dissemination of the index. NASDAQ does not guarantee that the index accurately reflects past, present, or future market performance. NASDAQ is not responsible for any manipulation or attempted manipulation of the index by members of the NASD. NASDAQ is free to pick and alter the components and method of calculation without consideration of the Fund or the consent of the adviser or investment sub-adviser. NASDAQ makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Fund’s shares, or any other person or entity from the use of the NASDAQ 100 Index® or any data included therein. NASDAQ makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the NASDAQ 100 Index® or any data included therein. Without limiting any of the foregoing, in no event shall NASDAQ have any liability for any lost profits or special, incidental, punitive, indirect, or consequential damages, even if notified of the possibility of such damages.

INVESTMENT RESTRICTIONS OF THE FUNDS

FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS

(other than the Indexed Equity Fund, Value Equity Fund and Blue Chip Growth Fund)

Each Fund is subject to certain fundamental restrictions on its investments, which may not be changed without the affirmative vote of a majority of the outstanding shares of that Fund. Investment restrictions that appear below or elsewhere in this SAl and in the Prospectus which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, a Fund. The Trust may not, on behalf of any Fund:

(1)  Purchase any security (other than U.S. Treasury securities or U.S. Government Securities) if as a result, with respect to 75% of the Fund’s assets, more than 5% of the value of the total assets (determined at the time of investment) of a Fund would be invested in the securities of a single issuer. This restriction is not applicable to the OTC 100 Fund, the Aggressive Growth Fund and the Focused Value Fund.

(2)  Borrow money, except from banks for temporary or emergency purposes not in excess of one-third of the value of a Fund’s assets, except that a Fund may enter into reverse repurchase agreements or roll transactions. For purposes of calculating this limitation, entering into portfolio lending agreements shall not be deemed to constitute borrowing money. A Fund would not make any additional investments while its borrowings exceeded 5% of its assets.

(3)  Issue senior securities (as defined in the 1940 Act) except for securities representing indebtedness not prevented by paragraph (2) above.

(4)  Make short sales, except for sales “against-the-box.”

(5)  Act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, a Fund may be deemed an underwriter under applicable laws.

(6)  Invest in oil, gas or other mineral leases, rights, royalty contracts or exploration or development programs, real estate or real estate mortgage loans. This restriction does not prevent a Fund from purchasing readily marketable securities secured or issued by companies investing or dealing in real estate and by companies that are not principally engaged in the business of buying and selling such leases, rights, contracts or programs.

(7)  Purchase physical commodities or commodity contracts (except futures contracts, including but not limited to contracts for the future delivery of securities and futures contracts based on securities indices).

(8)  Make loans other than by investing in obligations in which a Fund may invest consistent with its investment objective and policies and other than repurchase agreements and loans of portfolio securities.

(9)  Pledge, mortgage or hypothecate assets taken at market to an extent greater than 15% of the total assets of the Fund except in connection with permitted transactions in options, futures contracts and options on futures contracts, reverse repurchase agreements and securities lending.

(10)  With the exception of the Large Cap Growth Fund, the Growth Equity Fund, the Aggressive Growth Fund, the Mid Cap Growth Equity Fund, the Mid Cap Growth Equity II Fund, the Emerging Growth Fund, the Small Cap Growth Equity Fund, the Small Company Growth Fund and the Overseas Fund, purchase any security (other than securities issued, guaranteed or sponsored by the U.S. Government or its agencies or instrumentalities) if, as a result, a Fund would hold more than 10% of the outstanding voting securities of an issuer. This restriction is applicable to 75% of the assets of the excepted Funds.

(11)  With the exception of the Large Cap Growth Fund, Growth Equity Fund, the Aggressive Growth Fund, the Mid Cap Growth Equity Fund, the Mid Cap Growth Equity II Fund, the Emerging Growth Fund, the Small Cap Growth Equity Fund, the Small Company Growth Fund purchase or retain securities of any issuer if, to the knowledge of the Trust, more than 5% of such issuer’s securities are beneficially owned by officers and trustees of the Trust or officers and directors of its adviser who individually beneficially own more than  1/2 of 1% of the securities of such issuer.

Notwithstanding any fundamental investment restriction set forth above or in the Prospectus, each Fund may: (1) engage in hedging transactions, techniques, and practices using forward contracts and similar instruments, to the extent and in a manner permitted by law; and (2) invest in any security or investment-related instrument, or engage in any investment-related transaction or practice, provided that the Board of Trustees has determined that to do so is consistent with the investment objective and policies of the Fund and has adopted reasonable guidelines for use by the Fund’s Adviser and/or investment sub-adviser, and provided further that at the time of entering into such investment or transaction, such investments or instruments account for no more than 10% of the Fund’s total assets.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS

(other than the Indexed Equity Fund, Value Equity Fund and Blue Chip Growth Fund)

In addition to the fundamental investment restrictions described above, the Board of Trustees of the Trust has voluntarily adopted certain policies and restrictions which are observed in the conduct of the affairs of the Funds. These represent intentions of the Trustees based upon current circumstances. They differ from fundamental investment restrictions in that the following additional investment restrictions may be changed or amended by action of the Trustees without requiring prior notice to or approval of shareholders.

In accordance with such policies and guidelines, each Fund may not:

(1)  Invest for the purpose of exercising control over, or management of, any company.

(2)  Invest in securities of other investment companies, except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker’s commission, except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition or except shares of money market funds advised by MassMutual or an affiliate thereof. It is expected that a Fund would purchase shares of such money market funds only if arrangements are made to eliminate duplicate advisory and distribution fees, except this restriction shall not prohibit the investment by the Aggressive Growth Fund, the Mid Cap Growth Equity II Fund or the Small Company Value Fund, respectively, in money market funds managed by Janus and T. Rowe Price, respectively, pursuant to applicable exemptive orders.

(3)  To the extent that shares of the Fund are purchased or otherwise acquired by other series of the Trust, acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act, except this restriction shall not prohibit the investment by the Aggressive Growth Fund, the Mid Cap Growth Equity II Fund or the Small Company Value Fund, in money market funds managed by Janus or T. Rowe Price, respectively, pursuant to applicable exemptive orders.

FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE INDEXED EQUITY FUND

The Indexed Equity Fund is subject to certain fundamental restrictions on its investments, which may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. Investment restrictions that appear below or elsewhere in this Statement of Additional Information and in the Prospectus which involve a maximum percentage of securities or assets shall not be considered to be violated (except with respect to restriction No. 7 below) unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, the Fund. The Trust may not, on behalf of the Fund:

(1)  purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund’s investments in that industry would be 25% or more of the current value of the Fund’s total assets, provided that there is no limitation with respect to investments in (i) obligations of the U.S. Government, its agencies of instrumentalities, and (ii) any industry in which the S&P 500® Index becomes concentrated to the same degree during the same period and provided further, that the Fund may invest all its assets in a diversified open-end management investment company, or series thereof, with substantially the same investment objective, policies and restrictions as the Fund, without regard for the limitations set forth in this paragraph (1);

(2)  purchase or sell real estate or real estate limited partnerships (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein);

(3)  purchase commodities or commodity contracts, except that the Fund may purchase securities of an issuer which invests or deals in commodities or commodity contracts, and except that the Fund may purchase and sell (i.e., write) options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes;

(4)  purchase securities on margin (except for short-term credit necessary for the clearance of transactions and except for margin deposits in connection with options, forward contracts, futures contracts, including those related to indexes, and options on futures contracts or indexes);

(5)  act as an underwriter of securities of other issuers, except to the extent that the Fund may be deemed an underwriter under the Securities Act of 1933, as amended (the “1933 Act”), by virtue of disposing of portfolio securities and provided further, that the purchase buy the Fund of securities issued by a diversified, open-end management investment company, or its series thereof, with substantially the same investment objective, policies and restrictions as the Fund shall not constitute acting as an underwriter for purposes of this paragraph (5);

(6)  issue senior securities, except as permitted by the 1940 Act;

(7)  borrow money, except as permitted by the 1940 Act. The 1940 Act currently permits the Fund to borrow from any bank; provided, that immediately after any such borrowing there is an asset coverage of at least 300 per centum for all borrowings of the Fund; and provided further, that in the event that such asset coverage shall at any time fall below 300 per centum the Fund shall, within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300 per centum. For purposes of this investment restriction, the Fund’s entry into options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes shall not constitute borrowing to the extent certain segregated accounts are established and maintained by the Fund;

(8)  purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities or other investment companies) if, as a result, with respect to 75% of its total assets (i) more than 5% of the value of the Fund’s total assets would be invested in the securities of that issuer or (ii) the Fund’s ownership would be more than 10% of the outstanding voting securities of such issuer; or

(9)  make loans, except that the Fund may purchase or hold debt instruments or lend its portfolio securities in accordance with its investment policies, and may enter into repurchase agreements.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE INDEXED EQUITY FUND

In addition to the fundamental investment restrictions described above, the Trustees of the Trust have voluntarily adopted certain policies and restrictions which are observed in the conduct of the affairs of the Indexed Equity Fund. These represent intentions of the Trustees based upon current circumstances. They differ from fundamental investment restrictions in that the following additional investment restrictions may be changed or amended by action of the Trustees without requiring prior notice to or approval of shareholders.

In accordance with such policies and guidelines, the Fund:

(1)  may not, unless required by its investment strategy of replicating the composition of a published market index, purchase securities of issuers who, with their predecessors, have been in existence less than three years, unless the securities are fully guaranteed or insured by the U.S. Government, a state, commonwealth, possession, territory, the District of Columbia or by an entity in existence at least three years, or the securities are backed by the assets and revenues of any of the foregoing if, by reason thereof, the value of its aggregate investments in such securities will exceed 5% of its total assets;

(2)  reserves the right to invest up to 15% of the current value of its net assets in fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, repurchase agreements maturing in more than seven days, and other illiquid securities, provided that in circumstances where fluctuations in value result in the Fund’s investment in illiquid securities constituting more than 15% of the current value of its net assets, the Fund will take reasonable steps to reduce its investments in illiquid securities until such investments constitute no more than 15% of the Fund’s net assets;

(3)  may not purchase, sell or write puts, calls or combinations thereof, except as may be described in this Statement of Additional Information and the Fund’s Prospectus; and

(4)  may invest in shares of other open-end, management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act.

FUNDAMENTAL INVESTMENT RESTRICTIONS OF

THE BLUE CHIP GROWTH FUND

The following policies and limitations supplement those set forth in the prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Blue Chip Growth Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund’s investment policies and limitations.

A Fund’s fundamental investment policies and limitations cannot be changed without approval by a “majority of the outstanding voting securities” (as defined in the Investment Company Act of 1940 (the 1940 Act)) of the Fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.

The Fund may not:

(1)  with respect to 75% of the Fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the voting securities of that issuer;

(2)  issue senior securities, except as permitted under the Investment Company Act of 1940, as amended;

(3)  borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3 of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(4)  underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies;

(5)  purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities), if, as a result, more than 25% of the Fund’s total assets would be invested in companies whose principal business activities are in the same industry;

(6)  purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(7)  purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); and

(8)  lend any security or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

(9)  The Fund may, notwithstanding any other fundamental policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies and limitations as the Fund.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS OF

THE BLUE CHIP GROWTH FUND

In addition to the fundamental investment restrictions described above, the Trustees of the Trust have voluntarily adopted certain policies and restrictions which are observed in the conduct of the affairs of the Blue Chip Growth Fund. These represent intentions of the Trustees based upon current circumstances. They differ from fundamental investment restrictions in that the following additional investment restrictions may be changed or amended by action of the Trustees without requiring prior notice to or approval of shareholders.

In accordance with such policies and guidelines, the Fund:

(1)  does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(2)  does not currently intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(3)  may borrow money only (a) from a bank or from a registered investment company or fund for which Fidelity Management & Research Company or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)).

(4)  does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(5)  does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the Fund’s net assets) to a registered investment company or portfolio for which Fidelity Management & Research Company or an affiliate serves as investment adviser or (b) assuming any unfunded commitments in connection with the acquisition of loans, loan participations or other forms of direct debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)

(6)  does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies and limitations as the Fund.

With respect to limitation (4), if, through a change in values, net assets, or other circumstances, the Fund were in a position where more than 15% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.

FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE VALUE EQUITY FUND

The following policies and limitations supplement those set forth in the prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Value Equity Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund’s investment policies and limitations.

A Fund’s fundamental investment policies and limitations cannot be changed without approval by a “majority of the outstanding voting securities” (as defined in the Investment Company Act of 1940 (the 1940 Act)) of the Fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.

The Fund may not:

(1)  issue senior securities, except as permitted under the Investment Company Act of 1940, as amended;

(2)  borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(3)  underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.

(4)  purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities), if, as a result, more than 25% of the Fund’s total assets would be invested in companies whose principal business activities are in the same industry;

(5)  purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(6)  purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); and

(7)  lend any security or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

(8)  The Fund may, notwithstanding any other fundamental policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies and limitations as the Fund.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE VALUE EQUITY FUND

In addition to the fundamental investment restrictions described above, the Trustees of the Trust have voluntarily adopted certain policies and restrictions which are observed in the conduct of the affairs of the Value Equity Fund. These represent intentions of the Trustees based upon current circumstances. They differ from fundamental investment restrictions in that the following additional investment restrictions may be changed or amended by action of the Trustees without requiring prior notice to or approval of shareholders.

In accordance with such policies and guidelines, the Fund:

(1)  in order to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, currently intends to comply with certain diversification limits imposed by Subchapter M.

(2)  does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(3)  does not currently intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(4)  may borrow money only (a) from a bank or from a registered investment company or fund for which Fidelity Management & Research Company or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (2)).

(5)  does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(6)  does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the Fund’s net assets) to a registered investment company or portfolio for which Fidelity Management & Research Company or an affiliate serves as investment adviser or (b) assuming any unfunded commitments in connection with the acquisition of loans, loan participations or other forms of direct debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)

For purposes of limitation (1), Subchapter M generally requires the Fund to invest no more than 25% of its total assets in securities of any one issuer and to invest at least 50% of its total assets so that (a) no more than 5% of the Fund’s total assets are invested in the securities of any one issuer, and (b) the Fund does not hold more than 10% of the outstanding voting securities of that issuer. However, Subchapter M allows unlimited investments in cash, cash items and government securities (as defined by Subchapter M) and securities of other investment companies. These tax requirements are generally applied at the end of each quarter of the Fund’s taxable year.

With respect to limitation (5), if, through a change in values, net assets, or other circumstances, the Fund were in a position where more than 15% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.

MANAGEMENT OF THE TRUST

The Trust has a Board of Trustees, a majority of which must not be “interested persons” (as defined in the 1940 Act) of the Trust. The Board of Trustees of the Trust is generally responsible for management of the business and affairs of the Trust. The Trustees formulate the general policies of the Trust and the Funds, approve contracts and authorize Trust officers to carry out the decisions of the Board. As Adviser and sub-advisers to the Funds, respectively, MassMutual, Babson, OFI, Alliance Capital, Allied, American Century, Clover, Davis, FMR, Harris, Janus, Mazama, MFS, Navellier, Northern Trust, RS, T. Rowe Price, Waddell & Reed and Wellington Management may be considered part of the management of the Trust. The Trustees and principal officers of the Trust are listed below together with information on their positions with the Trust, address, age, principal occupations during the past five years and other principal business affiliations.

Disinterested Trustees

Ronald J. Abdow	Trustee of the Trust

1295 State Street

Springfield, MA 01111

Age: 71

Trustee since 1994

Trustee of 39 portfolios in fund complex

President, Abdow Corporation (operator of restaurants); Trustee, Abdow G&R Trust and Abdow G&R Co. (owners and operators of restaurant properties); Partner, Abdow Partnership, Abdow Auburn Associates, and Abdow Hazard Associates (owners and operators of restaurant properties); Chairman, Western Mass Development Corp.; Chairman, American International College; Trustee (since 2002), Oppenheimer Tremont Market Neutral Fund LLC, Oppenheimer Tremont Opportunity Fund LLC, Oppenheimer Real Estate Fund; Trustee (since 1993), MML Series Investment Fund (open-end investment company).

Richard H. Ayers	Trustee of the Trust

1295 State Street

Springfield, MA 01111

Age: 60

Trustee since 1996

Trustee of 39 portfolios in fund complex

Retired; former adviser to Chairman (1997), Chairman and Chief Executive Officer (1989-1996) and Director (1985-1996), The Stanley Works (manufacturer of tools, hardware and specialty hardware products); Director, Applera Corporation; Director (since 2002), Instron Corporation; Trustee (since 1999), Advisory Board Member (1996-1999), MML Series Investment Fund (open-end investment company).

Mary E. Boland	Trustee of the Trust

1295 State Street

Springfield, MA 01111

Age: 63

Trustee since 1994

Trustee of 39 portfolios in fund complex

Attorney at Law, Egan, Flanagan and Cohen, P.C. (law firm), Springfield, MA; Director (1995-1999), Trustee (until 1995), SIS Bank (formerly, Springfield Institution for Savings); Director (since 1999), BankNorth Massachusetts; Director (since 1999), Massachusetts Educational Financing Authority; Trustee (since 1973), MML Series Investment Fund (open-end investment company).

David E.A. Carson	Trustee of the Trust

1295 State Street

Springfield, MA 01111

Age: 68

Trustee since 1996

Trustee of 39 portfolios in fund complex

Retired; Chairman and Chief Executive Officer (1997-2000), President and Chief Executive Officer (1985-1997), People’s Bank; Director, United Illuminating Co. (electric utility); Trustee (since 1991), American Skandia Trust and American Skandia Advisor Funds (open-end investment companies); Trustee (since 1999), Advisory Board Member (1996-1999), MML Series Investment Fund (open-end investment company).

Richard W. Greene	Trustee of the Trust

1295 State Street

Springfield, MA 01111

Age: 67

Trustee since 1996

Trustee of 39 portfolios in fund complex

Retired; Vice President for Investments and Treasurer (1998-2000), Executive Vice President and Treasurer (1986-1998), University of Rochester (private university); Trustee (since 1999), Advisory Board Member (1996-1999), MML Series Investment Fund (open-end investment company).

Beverly L. Hamilton	Trustee of the Trust

1295 State Street

Springfield, MA 01111

Age: 56

Trustee since 1996

Trustee of 39 portfolios in fund complex

President, ARCO Investment Management Co. (1991-2000); Director (since 1991), American Funds Emerging Markets Growth Fund (open-interval mutual fund); Trustee (since 2000), Monterey Institute for International Studies; Trustee (since 2001), The California Endowment; Trustee (since 2002), Community Hospital of the Monterey Peninsula; Trustee (since 2002), Board II Oppenheimer Funds; Investment Advisory Committees of Rockefeller Foundation, Unilever (Holland) pension fund, CFSB Sprout, University of Michigan endowment and Hartford Hospital; Trustee (since 1999), Advisory Board Member (1996-1999), MML Series Investment Fund (open-end investment company).

F. William Marshall, Jr.	Trustee of the Trust

1295 State Street

Springfield, MA 01111

Age: 61

Trustee since 1996

Trustee of 39 portfolios in fund complex

Consultant (since 1999); Chairman (1999), Family Bank, F.S.B. (formerly SIS Bank); Executive Vice President (1999), Peoples Heritage Financial Group; President, Chief Executive Officer and Director (1993-1999), SIS Bancorp, Inc. and SIS Bank (formerly, Springfield Institution for Savings); Trustee (since 2000), Board II Oppenheimer Funds; Trustee (since 1996), MML Series Investment Fund (open-end investment company).

Interested Trustees*

Stuart H. Reese	Chairman and Trustee of the Trust

1295 State Street

Springfield, MA 01111

Age: 48

Trustee since 1999

Trustee of 39 portfolios in fund complex

Executive Vice President and Chief Investment Officer (since 1999), Chief Executive Director (1997-1999), Senior Vice President (1993-1997), MassMutual; Chairman and Chief Executive Officer (since 2001), President and Chief Executive Officer (1999-2001), David L. Babson & Company Inc. (investment adviser); Chairman (since 1999), President (1995-1999), Executive Vice President (1993-1995), MassMutual Corporate Investors and MassMutual Participation Investors (closed-end investment companies); Director (since 1994), Merrill Lynch Derivative Products; Chairman (since 1999), Director (since 1996), Antares Capital Corporation (finance company); Director (since 1996), HYP Management, Inc. (managing member of MassMutual High Yield Partners LLC), and MMHC Investment, Inc. (investor in funds sponsored by MassMutual); Director (since 1994), MassMutual Corporate Value Partners Limited (investor in debt and equity securities) and MassMutual Corporate Value Limited (parent of MassMutual Corporate Value Partners Limited); President (since 1997), MassMutual/Darby CBO IM Inc. (manager of MassMutual/Darby CBO LLC, a high yield bond fund); Advisory Board Member (since 1995), Kirtland Capital Partners; Chairman and Trustee (since 1999), MML Series Investment Fund (open-end investment company).

Frederick C. Castellani	Trustee and President of the Trust

1295 State Street

Springfield, MA 01111

Age: 56

Trustee since 2001

Trustee of 39 portfolios in fund complex

Executive Vice President (since 2001), Senior Vice President (1996-2001), MassMutual; Senior Vice President (1993-1996), CIGNA (Investment and Retirement Services); Trustee and President (since 2001), MML Series Investment Fund (open-end investment company).

Robert E. Joyal	Trustee of the Trust

1295 State Street

Springfield, MA 01111

Age: 58

Trustee since 2003

Trustee of 39 portfolios in fund complex

Retired as of June 1, 2003; President (2001-2003), Director (2000-2003) and Managing Director (2000-2001), David L. Babson & Company Inc.; Executive Director (1997-1999), Vice President and Managing Director (1987-1997), Massachusetts Mutual Life Insurance Company; Director (since 1996), Antares Leverage Capital Corp.; Director (since 1996), MassMutual High Yield Partners II, LLC; Director (since 1999), MassMutual Corporate Value Partners Limited; President (since 1999), MassMutual Corporate Investors (closed-end investment company); President (since 1999), MassMutual Participation Investors (closed-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company).

*	Trustee who is an “interested person” of the Trust within the definition set forth in Section 2(a)(19) of the 1940 Act.

Principal Officers

James S. Collins	Chief Financial Officer and Treasurer of the Trust

1295 State Street

Springfield, MA 01111

Age: 45

Officer since 2000

Officer of 39 portfolios in fund complex

Vice President (since 1999), Second Vice President (since 1990), MassMutual; Chief Financial Officer and Treasurer (since 2000), MML Series Investment Fund (open-end investment company).

Thomas M. Kinzler	Vice President and Secretary of the Trust

1295 State Street

Springfield, MA 01111

Age: 47

Officer since 1999

Officer of 39 portfolios in fund complex

Vice President and Associate General Counsel (since 1999), Second Vice President and Associate General Counsel (1996-1999), Assistant Vice President and Counsel (1995-1996). Counsel (1989-1995), MassMutual; Vice President and Secretary (since 1999), MML Series Investment Fund (open-end investment company).

Vernon J. Meyer	Vice President of the Trust

1295 State Street

Springfield, MA 01111

Age: 38

Officer since 1999

Officer of 39 portfolios in fund complex

Vice President (since 1998), Second Vice President (1995-1998), Assistant Vice President (1994-1995), MassMutual; Vice President (since 1999), MML Series Investment Fund (open-end investment company).

The Trustees and officers of the Trust named above, as a group, did not own shares of any series of the Trust.

Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his successor or until he dies, resigns or is removed. Notwithstanding the foregoing, a Trustee shall retire and cease to serve as a Trustee as of the first board meeting following the date on which the Trustee attains the age of seventy-two years. Except, any Trustee who attained the age of seventy-two years during 2001 shall retire and cease to serve as a Trustee on or before June 1, 2003.

The Board of Trustees had four regularly scheduled meetings in 2002.

The Trust has an Audit Committee, consisting of Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust. The Audit Committee, whose members are Messrs. Ayers and Greene and Ms. Boland, makes recommendations to the Trustees as to the engagement or discharge of the Trust’s independent auditors, supervises investigations into matters relating to audit functions, reviews with the Trust’s independent auditors the results of the audit engagement, and considers the audit fees. In 2002, the Audit Committee met twice.

The Trust has a Nominating and Board Affairs Committee, consisting of each Trustee who is not an “interested person” of the Trust. There are no regular meetings of the Nominating and Board Affairs Committee but rather meetings are held as appropriate. The Nominating and Board Affairs Committee met twice during 2002. The Nominating and Board Affairs Committee evaluates the qualifications of Trustee candidates and nominates candidates to the full Board of Trustees. The Nominating Committee will consider nominees for the position of Trustee recommended by shareholders. Recommendations should be submitted to the Nominating Committee in care of the Secretary of the Trust at 1295 State Street, Springfield, MA 01111. The Nominating and Board Affairs Committee also reviews on a periodic basis the governance structures and procedures of the Funds and reviews proposed resolutions of conflicts of interest that may arise in the business of the Trust and which may have an impact on the shareholders of the Trust. The Nominating and Board Affairs Committee may, from time to time, review the compensation of the Trust’s independent trustees.

The Trust has a Contract Committee, consisting of each Trustee who is not an “interested person” of the Trust. The Contract Committee met once during 2002. The Contract Committee performs the specific tasks assigned to independent trustees by the 1940 Act, including the periodic consideration of the Trust’s investment management agreements and sub-advisory agreements.

The Trust has an Investment Pricing Committee, consisting of the Chairman, President, Treasurer, Assistant Treasurer and Vice Presidents of the Trust and Mr. Joyal. The Investment Pricing Committee determines whether market quotations are readily available for securities held by each series of the Trust, determines the fair value of securities held by each series of the Trust for which market quotations are not readily available, and determines the fair value of assets of each series of the Trust which are not held in the form of securities. There are no regular meetings of the Investment Pricing Committee but rather meetings are held as appropriate.

COMPENSATION

The Trust, on behalf of each Fund, pays each of its Trustees who is not an officer or employee of MassMutual a fee of $3,000 per quarter plus $2,500 per meeting attended in-person or $1,000 per meeting attended by telephone. Such Trustees who serve on the Audit Committee of the Trust are paid an additional fee of $1,500 per year. Such Trustees who serve on the Nominating and Board Affairs Committee, the Contract Committee or the Pricing Committee are paid an additional fee of $500 per meeting attended. In addition, the Trust reimburses out-of-pocket business travel expenses to such Trustees. Trustees who are officers or employees of MassMutual receive no fees from the Trust.

The following table dicloses actual compensation paid to non-interested Trustees of the Trust during the 2002 fiscal year. The Trust has no pension or retirement plan, but does have a deferred compensation plan. The plan provides for amounts deferred to be credited a rate of interest set by the Board of Trustees from time to time, currently eight percent (8%). Each of the non-interested Trustees also serves as Trustee of one other registered investment company managed by MassMutual, MML Series Investment Fund.

Name/Position	Aggregate Compensation from the Trust	Deferred Compensation and Interest accrued as part of Fund Expenses	Total Compensation from the Trust and Fund Complex
Ronald J. Abdow	$24,500		$ 66,000
Trustee
Richard H. Ayers	$27,500		$ 54,000
Trustee
Mary E. Boland		$31,079	$ 60,969
Trustee
David E. A. Carson	$24,500		$ 48,000
Trustee
Richard W. Greene	$27,500		$ 54,000
Trustee
Beverly L. Hamilton		$28,261	$113,659
Trustee
F. William Marshall, Jr.	$23,500		$138,124
Trustee
Charles J. McCarthy*	$15,000		$ 30,000
Trustee

*	Retired as of April 29, 2002

The Trust’s shareholders have the right, upon the declaration in writing or vote of at least two-thirds of the votes represented by its outstanding shares, to remove a Trustee. The Trustees shall call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of shares representing at least 10% of all of the votes represented by all outstanding shares of the Trust. In addition, whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least 1% of the Trust’s outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures for a request for a meeting for the purpose of voting upon the question of removal of any Trustee or Trustees and accompanied by the form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed communication and form of request. If the Trustees elect to follow the latter course, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books of the Trust, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

After opportunity for hearing regarding the objections specified in the written statement so filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more of such objections, or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any such objections or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

On any matters submitted to a vote of shareholders, all shares of the Trust then entitled to vote shall be voted in the aggregate as a single class without regard to series or class, except that: (i) when required by the 1940 Act or when the Trustees shall have determined that the matter affects one or more of the series or classes materially differently, shares will be voted by individual series or class; and (ii) when the Trustees have determined that any matter affects only the interests of one or more series or classes, then only shareholders of such series or class shall be entitled to vote thereon. Shareholder inquiries should be directed to MassMutual Institutional Funds, Attn: MIP C218, 1295 State Street, Springfield, Massachusetts 01111.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Massachusetts Mutual Life Insurance Co. (MassMutual), 1295 State St., Springfield, MA 01111 may be deemed a control person (as that term is defined in the 1940 Act) of the Trust in that certain of its separate investment accounts and its provision of seed money for the Trust together constituted 100% of the shares of the Class L shares of each Fund of the Trust as of April 1, 2003, with the exception of the following Funds. MassMutual may also be deemed a control person (as defined in the Act) of the Trust in that it beneficially owns more than 25% of the Class L shares of the following Funds. As of April 1, 2003, MassMutual owned 99.97% of the Class L shares of the Small Cap Growth Equity Fund, 99.93% of the Class L shares of the Large Cap Value Fund, 99.95% of the Class L shares of the Core Bond Fund, 99.13% of the Class L shares of the Small Company Growth Fund, 99.93% of the Class L shares of the Growth Equity Fund, 99.98% of the Class L shares of the Mid Cap Growth Equity II Fund, 99.43% of the Class L shares of the Overseas Fund, 99.60% of the Class L shares of the Fundamental Value Fund and 99.35% of the Class L shares of the OTC 100 Fund.

MassMutual may be deemed a control person (as that term is defined in the 1940 Act) of the Trust in that certain of its separate investment accounts and its provision of seed money for the Trust together constituted 100% of the shares of the Class A shares of each Fund of the Trust as of April 1, 2003, with the exception of the following Funds. MassMutual may also be deemed a control person (as defined in the Act) of the Trust in that it beneficially owns more than 25% of the Class A shares of the following Funds. As of April 1, 2003, MassMutual owned 97.76% of the Class A shares of the Growth Equity Fund, 97.68% of the Class A shares of the Mid Cap Growth Equity Fund, 97.65% of the Class A shares of the Small Cap Growth Equity Fund, 98.36% of the Class A shares of the Core Bond Fund, 99.78% of the Class A shares of the Money Market Fund, 99.80% of the Class A shares of the Small Cap Equity Fund, 99.98% of the Class A shares of the International Equity Fund, 97.71% of the Class A shares of the Short-Duration Bond Fund, 99.95% of the Class A shares of the Large Cap Value Fund, 99.94% of the Class A shares of the Aggressive Growth Fund, 97.79% of the Class A shares of the Focused Value Fund, 99.97% of the Class A shares of the Mid Cap Growth Equity II Fund, 96.58% of the Class A shares of the Indexed Equity Fund, 85.58% of the Class A shares of the Value Equity Fund, 99.79% of the Class A shares of the Small Company Value Fund, 99.98% of the Class A shares of the Small Company Growth Fund, 99.78% of the Class A shares of the OTC 100 Fund, 99.98% of the Class A shares of the Fundamental Value Fund and 98.44% of the Class A shares of the Blue Chip Growth Fund.

MassMutual may be deemed a control person (as that term is defined in the 1940 Act) of the Trust in that certain of its separate investment accounts and its provision of seed money for the Trust together constituted 100% of the shares of the Class S shares of each Fund of the Trust as of April 1, 2003, with the exception of the following Funds. MassMutual may also be deemed a control person (as defined in the Act) of the Trust in that it beneficially owns more than 25% of the Class S shares of the following Funds. As of April 1, 2003, MassMutual owned 99.75% of the Class S shares of the Money Market Fund, 99.02% of the Class S shares of the Core Value Equity Fund, 96.64% of the Class S shares of the Indexed Equity Fund, 99.93% of the Class S shares of the

Small Cap Growth Equity Fund, 97.81% of the Class S shares of the International Equity Fund, 96.17% of the Class S shares of the Core Bond Fund, 99.92% of the Class S shares of the Growth Equity Fund and 96.79% of the Class S shares of the Small Cap Equity Fund.

MassMutual may be deemed a control person (as that term is defined in the 1940 Act) of the Trust in that certain of its separate investment accounts and its provision of seed money for the Trust together constituted 100% of the shares of the Class Y shares of the Diversified Bond Fund, Emerging Growth Fund and Large Cap Growth Fund of the Trust as of April 1, 2003.

MassMutual may be deemed a control person (as that term is defined in the 1940 Act) of the Trust in that it beneficially owns more than 25% of the Class Y shares of the following Funds. As of April 1, 2003, MassMutual owned 95.58% of the Class Y shares of the Money Market Fund, 98.70% of the Class Y shares of the Short-Duration Bond Fund, 95.75% of the Class Y shares of the Core Bond Fund, 75.64% of the Class Y shares of the Balanced Fund, 97.44% of the Class Y shares of the Core Value Equity Fund, 93.35% of the Class Y shares of the Indexed Equity Fund, 99.61% of the Class Y shares of the Growth Equity Fund, 85.36% of the Class Y shares of the Small Cap Equity Fund, 95.01% of the Class Y shares of the Mid Cap Growth Equity Fund, 92.56% of the Class Y shares of the Small Cap Growth Equity Fund, 94.57% of the Class Y shares of the International Equity Fund, 99.65% of the Class Y shares of the Small Company Value Fund, 99.36% of the Class Y shares of the Small Company Growth Fund, 99.96% of the Class Y shares of the Blue Chip Growth Fund, 86.02% of the Class Y shares of the Large Cap Value Fund, 94.03% of the Class Y shares of the Aggressive Growth Fund, 84.21% of the Class Y shares of the Mid Cap Growth Equity II Fund, 99.72% of the Class Y shares of the OTC 100 Fund, 99.18% of the Class Y shares of the Focused Value Fund, 99.61% of the Class Y shares of the Value Equity Fund, 89.51% of the Class Y shares of the Overseas Fund, 95.19% of the Class Y shares of the Fundamental Value Fund.

MassMutual may be deemed a control person (as that term is defined in the 1940 Act) of the Trust in that certain of its separate investment accounts and its provision of seed money for the Trust together constituted 100% of the shares of the Class Z shares of the Indexed Equity Fund of the Trust as of April 1, 2003.

MassMutual may be deemed a control person (as that term is defined in the 1940 Act) of the Trust in that certain of its separate investment accounts and its provision of seed money for the Trust together constituted 100% of the shares of the Class N shares of each Fund of the Trust as of April 1, 2003

The following shareholder may be deemed a principal holder of the Trust because of its beneficial ownership of more than 5% of the Class A shares of the Value Equity Fund as of April 1, 2003: Jupiter & Co., c/o Investors Bank & Trust, 200 Clarendon St., Boston, MA 02116 owned 12.77% of the Class A shares of the Value Equity Fund.

The following shareholders may be deemed principal holders of the Trust because of their beneficial ownership of more than 5% of the Class Y shares of certain Funds as of April 1, 2003: Arthur J. Gallagher & Co., P.O. Box 8880, Wilmington, DE, 19899-8880 owned 12.66% of the Class Y shares of the Small Cap Equity Fund, Jupiter & Co., c/o Investors Bank & Trust, 200 Clarendon St., Boston, MA 02116 owned 24.36% of the Class Y shares of the Balanced Fund, First Union National Bank, 1525 West WT Harris Blvd., Charlotte, NC 28288 owned 5.68% of the Class Y shares of the Small Cap Growth Equity Fund, Greif Brothers Corporation Plans, c/o Investors Bank & Trust, 200 Clarendon St., Boston, MA 02116 owned 6.75% of the Class Y shares of the Large Cap Value Fund, Greif Brothers Corporation Plans, c/o Investors Bank & Trust, 200 Clarendon St., Boston, MA 02116 owned 12.94% of the Class Y shares of the Mid Cap Growth Equity II Fund and Greif Brothers Corporation Plans, c/o Investors Bank & Trust, 200 Clarendon St., Boston, MA 02116 owned 9.94% of the Class Y shares of the Overseas Fund.

INVESTMENT ADVISER AND SUB-ADVISERS

Investment Adviser

MassMutual serves as investment adviser to each Fund pursuant to Investment Management Agreements with the Trust on behalf of the International Equity Fund dated as of September 30, 1994; on behalf of the Money Market Fund, Short-Duration Bond Fund, Core Bond Fund, Diversified Bond Fund, Balanced Fund, Core Value Equity Fund, Growth Equity Fund, Small Cap Equity Fund, Mid Cap Growth Equity Fund and Small Cap Growth Equity Fund, each dated as of May 3, 1999, on behalf of the Indexed Equity Fund, Large Cap Value Fund, OTC 100 Fund, Aggressive Growth Fund, Focused Value Fund, and Emerging Growth Fund, each dated as of May 1, 2000, on behalf of the Mid Cap Growth Equity II Fund dated as of June 1, 2000, on behalf of the Value Equity Fund and Overseas Fund, each dated as of May 1, 2001, on behalf of the Blue Chip Growth Fund dated as of June 1, 2001, and on behalf of the Fundamental Value Fund, Large Cap Growth Fund, Small Company Value Fund and Small Company Growth Fund, each dated as of December 31, 2001 (collectively the “Advisory Agreements”). Under each Advisory Agreement, MassMutual is obligated to provide for the management of each Fund’s portfolio of securities, subject to policies established by the Trustees of the Trust and in accordance with each Fund’s investment objective, policies and restrictions as set forth herein and in the Prospectus, and has the right to select sub-advisers to the Funds pursuant to investment sub-advisory agreements (the “Sub-Advisory Agreements”).

Each Advisory Agreement may be terminated at any time without the payment of any penalty by the Trustees, or by vote of a majority of the outstanding shares of the Fund, or by MassMutual, on sixty days’ written notice. In addition, each Advisory Agreement automatically terminates if it is assigned or if its continuance is not specifically approved at least annually (after its initial 2 year period): (1) by the affirmative vote of a majority of the Trustees or by the affirmative vote of a majority of the Fund’s shares, and (2) by an affirmative vote of a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust. Under the terms of each Advisory Agreement, each Fund recognizes MassMutual’s control of the name “MassMutual” and the Trust agrees that its right to use such name is nonexclusive and can be terminated by MassMutual at any time. MassMutual’s liability regarding its investment management obligations and duties is limited to situations involving its willful misfeasance, bad faith, gross negligence or reckless disregard of such obligations and duties.

MassMutual also serves as investment adviser to: MML Money Market Fund, MML Inflation-Protected Bond Fund, MML Equity Fund, MML Managed Bond Fund, MML Blend Fund, MML Equity Index Fund, MML Enhanced Index Core Equity Fund, MML Large Cap Value Fund, MML Small Cap Equity Fund, MML Small Company Opportunities Fund, MML Growth Equity Fund, MML Small Cap Growth Equity Fund, MML Emerging Growth Fund and MML OTC 100 Fund, which are series of MML Series Investment Fund, an open-end management investment company; certain wholly owned subsidiaries of MassMutual; and various employee benefit plans and separate investment accounts in which employee benefit plans invest.

The Trust, on behalf of each Fund, pays MassMutual an investment advisory fee monthly, at an annual rate based upon the average daily net assets of that Fund as follows: .35% for the Money Market Fund, .40% for the Short-Duration Bond Fund, .48% for the Core Bond Fund, .50% for the Diversified Bond Fund, .48% for the Balanced Fund, .50% for the Core Value Equity Fund, .65% for the Fundamental Value Fund, .70% for the Value Equity Fund, .65% for the Large Cap Value Fund, .10% for the Indexed Equity Fund, ..70% for the Blue Chip Growth Fund, .65% for the Large Cap Growth Fund, .58% for the Small Cap Equity Fund; .69% for the Focused Value Fund, .68% for the Growth Equity Fund, .85% for the Small Company Value Fund, .73% for the Aggressive Growth Fund, ..15% for the OTC 100 Fund, .70% for the Mid Cap Growth Equity Fund, .75% for the Mid Cap Growth Equity II Fund, .82% for the Small Cap Growth Equity Fund, .85% for the Small Company Growth Fund, .79% for the Emerging Growth Fund, .85% for the International Equity Fund and 1.00% for the Overseas Fund.

For the last three fiscal years, the Funds have paid the following amounts as investment advisory fees to MassMutual pursuant to each Advisory Agreement:

	Gross	Waiver	Net
Money Market Fund
Year ended 12/31/00	$ 1,524,723	—	$ 1,524,723
Year ended 12/31/01	$ 2,030,486	—	$ 2,030,486
Year ended 12/31/02	$ 2,019,576	—	$ 2,019,576

Short-Duration Bond Fund
Year ended 12/31/00	$ 911,472	—	$ 911,472
Year ended 12/31/01	$ 1,068,676	—	$ 1,068,676
Year ended 12/31/02	$ 1,249,596	—	$ 1,249,596

Core Bond Fund
Year ended 12/31/00	$ 3,271,339	—	$ 3,271,339
Year ended 12/31/01	$ 5,230,219	—	$ 5,230,219
Year ended 12/31/02	$ 7,023,285	—	$ 7,023,285

Diversified Bond Fund
Year ended 12/31/00	$ 130,836	$(2,809)	$ 128,027
Year ended 12/31/01	$ 161,542	$(7,790)	$ 153,752
Year ended 12/31/02	$ 226,754	$(3,417)	$ 223,337

Balanced Fund
Year ended 12/31/00	$ 2,629,108	—	$ 2,629,108
Year ended 12/31/01	$ 1,873,379	—	$ 1,873,379
Year ended 12/31/02	$ 1,505,602	—	$ 1,505,602

Core Value Equity Fund
Year ended 12/31/00	$11,530,237	—	$11,530,237
Year ended 12/31/01	$ 8,921,499	—	$ 8,921,499
Year ended 12/31/02	$ 5,750,403	—	$ 5,750,403

Fundamental Value Fund
Year ended 12/31/02*****	$ 756,929	$(33,124)	$ 723,805

Value Equity Fund
Period ended 12/31/01***	$ 196,877	$(2,477)	$ 194,400
Year ended 12/31/02	$ 633,238	$(4,615)	$ 628,623

Large Cap Value Fund
Period ended 12/31/00*	$ 951,018	—	$ 951,018
Year ended 12/31/01	$ 2,745,577	$(38,423)	$ 2,707,154
Year ended 12/31/02	$ 3,250,911	$(12,740)	$ 3,238,171

Indexed Equity Fund
Year ended 12/31/00	$ 758,003	—	$ 758,003
Year ended 12/31/01	$ 916,376	—	$ 916,376
Year ended 12/31/02	$ 898,296	—	$ 898,296

Blue Chip Growth Fund
Period ended 12/31/01****	$ 1,829,790	$(15,372)	$ 1,814,418
Year ended 12/31/02	$ 2,479,933	$(12,920)	$ 2,467,013

	Gross	Waiver	Net

Large Cap Growth Fund
Year ended 12/31/02*****	$ 171,460	$(31,111)	$ 140,349

Growth Equity Fund
Year ended 12/31/00	$ 1,577,162	$(68,416)	$ 1,508,746
Year ended 12/31/01	$ 2,504,067	$(128,380)	$ 2,375,687
Year ended 12/31/02	$ 2,761,822	$(26,912)	$ 2,734,910

Aggressive Growth Fund
Period ended 12/31/00*	$ 445,993	—	$ 445,993
Year ended 12/31/01	$ 987,284	$(22,963)	$ 964,321
Year ended 12/31/02	$ 1,058,949	$(10,435)	$ 1,048,514

OTC 100 Fund
Period ended 12/31/00*	$ 29,302	—	$ 29,302
Year ended 12/31/01	$ 51,448	$(15,553)	$ 35,895
Year ended 12/31/02	$ 51,698	$(46,763)	$ 4,935

Focused Value Fund
Period ended 12/31/00*	$ 202,411	—	$ 202,411
Year ended 12/31/01	$ 759,494	$(2,397)	$ 757,097
Year ended 12/31/02	$ 1,372,729	$(3,384)	$ 1,369,345

Small Company Value Fund
Year ended 12/31/02*****	$ 385,028	$(65,674)	$ 319,354

Small Cap Equity Fund
Year ended 12/31/00	$ 3,479,499	—	$ 3,479,499
Year ended 12/31/01	$ 3,413,014	—	$ 3,413,014
Year ended 12/31/02	$ 2,934,870	—	$ 2,934,870

Mid Cap Growth Equity Fund
Year ended 12/31/00	$ 1,269,118	$(70,615)	$ 1,198,503
Year ended 12/31/01	$ 1,130,729	$(44,923)	$ 1,085,806
Year ended 12/31/02	$ 871,121	$(16,728)	$ 854,393

Mid Cap Growth Equity II Fund
Period ended 12/31/00**	$ 861,374	—	$ 861,374
Year ended 12/31/01	$ 1,588,286	$(9,400)	$ 1,578,886
Year ended 12/31/02	$ 1,750,170	$(9,074)	$ 1,741,096

Small Cap Growth Equity Fund
Year ended 12/31/00	$ 1,773,295	$(59,059)	$ 1,714,236
Year ended 12/31/01	$ 1,971,172	$(59,149)	$ 1,912,023
Year ended 12/31/02	$ 2,178,208	$(17,825)	$ 2,160,383

Small Company Growth Fund
Year ended 12/31/02*****	$ 144,176	$(57,125)	$ 87,051

Emerging Growth Fund
Period ended 12/31/00*	$ 365,687	—	$ 365,687
Year ended 12/31/01	$ 667,673	$(19,404)	$ 648,269
Year ended 12/31/02	$ 599,207	$(54,860)	$ 544,347

	Gross	Waiver	Net
International Equity Fund
Year ended 12/31/00	$11,159,480	—	$11,159,480
Year ended 12/31/01	$ 8,586,715	$(67,139)	$ 8,519,576
Year ended 12/31/02	$ 6,732,352	$(26,795)	$ 6,705,557

Overseas Fund
Period ended 12/31/01***	$ 150,737	$(32,266)	$ 118,471
Year ended 12/31/02	$ 590,076	$(283,228)	$ 306,848

*	Inception date May 1, 2000.
**	Inception date June 1, 2000.
***	Inception date May 1, 2001.
****	Inception date June 1, 2001.
*****	Inception date December 31, 2001.

Affiliated Investment Sub-advisers

Babson is a wholly-owned subsidiary of DLB Acquisition Corporation, an indirect, controlled subsidiary of MassMutual. OppenheimerFunds, Inc. (“OFI”) is a wholly owned subsidiary of Oppenheimer Acquisition Corporation, a holding company owned in part by senior management of OFI and ultimately controlled by MassMutual. MassMutual pays Babson a sub-advisory fee equal to an annual rate of .05% of the average daily net assets of the Money Market Fund, .08% of the average daily net assets of the Short-Duration Bond Fund, .10% of the average daily net assets of the Core Bond Fund, .10% of the average daily net assets of the Diversified Bond Fund and .09% of the average daily net assets of the Money Market and Core Bond Segments of the Balanced Fund. MassMutual pays to Babson a sub-advisory fee equal to an annual rate of .13% of the average daily net assets of the portion of the Core Value Equity Fund that Babson manages, .13% of the average daily net assets of the Core Equity Segment of the Balanced Fund and .25% of the average daily net assets of the Small Cap Equity Fund. MassMutual pays to OFI a sub-advisory fee equal to an annual rate of .50% of the average daily net assets of the International Equity Fund.

For the last three fiscal years, MassMutual paid to Babson the following amounts for providing investment sub-advisory services:

Money Market Fund
Year ended 12/31/00	$ 217,999
Year ended 12/31/01	$ 290,245
Year ended 12/31/02	$ 534,269

Short-Duration Bond Fund
Year ended 12/31/00	$ 182,360
Year ended 12/31/01	$ 213,791
Year ended 12/31/02	$ 250,101

Core Bond Fund
Year ended 12/31/00	$ 682,301
Year ended 12/31/01	$1,090,609
Year ended 12/31/02	$1,179,977

Diversified Bond Fund
Year ended 12/31/00	$ 26,173
Year ended 12/31/01	$ 32,335
Year ended 12/31/02	$ 45,418

Balanced Fund
Year ended 12/31/00	$612,672
Year ended 12/31/01	$443,006
Year ended 12/31/02	$399,397

Core Value Equity Fund
Year ended 12/31/00	$2,948,363
Year ended 12/31/01	$2,286,407
Year ended 12/31/02	$1,326,725

Small Cap Equity Fund
Year ended 12/31/00	$1,420,790
Year ended 12/31/01	$1,386,131
Year ended 12/31/02	$1,223,387

For the last three fiscal years, MassMutual paid to OFI the following amounts for providing investment sub-advisory services:

International Equity Fund

Year ended 12/31/00	$6,538,451
Year ended 12/31/01	$5,023,625
Year ended 12/31/02	$3,956,012

Securities held by the Funds are also frequently held by MassMutual investment accounts and by other investment companies and accounts for which MassMutual, Babson or OFI acts as investment adviser or investment sub-adviser. If the same security is purchased or sold for any Fund and such accounts or companies at or about the same time, such purchases or sales normally will be combined, to the extent practicable, and will be allocated as nearly as practicable on a pro rata basis in proportion to the amounts to be purchased or sold for each. In determining the amounts to be purchased and sold, the main factors to be considered will be the investment objectives of the respective portfolios, the relative size of portfolio holdings of the same or comparable security, availability of cash for investment by the various portfolios and the size of their respective investment commitments. It is believed that the ability of the Funds to participate in larger volume transactions will, in most cases, produce better execution for the Funds. In some cases, however, this procedure could have a detrimental effect on the price and amount of a security available to a Fund or the price at which a security may be sold. It is the opinion of the Trust’s management that such execution advantage and the desirability of retaining MassMutual, Babson and OFI as Adviser and as investment sub-advisers, respectively, of the Funds outweigh the disadvantages, if any, which might result from this procedure.

Unaffiliated Investment Sub-Advisers

Alliance Capital, together with Babson, acts as a sub-adviser for the Core Value Equity Fund. Each sub-adviser will manage a portion of the net assets of the Fund’s portfolio, but not necessarily equal weighted. Alliance Capital is a Delaware limited partnership, of which Alliance Capital Management Corporation (“ACMC”), an indirect wholly-owned subsidiary of AXA Financial, Inc. (“AXA Financial”), is the general partner. Alliance Capital Management Holding L.P. (“Alliance Holding”) owns approximately 30.7% of the outstanding units of the limited partnership interest in Alliance Capital (“Alliance Units”). Equity interests in Alliance Holding are traded on the New York Stock Exchange, Inc. (“NYSE”) in the form of units (“Alliance Holding Units”). As of December 31, 2002, AXA Financial, together with ACMC and certain of its other wholly-owned subsidiaries, beneficially owned approximately 1.9% of the outstanding Alliance Holding Units and approximately 54.7% of the outstanding Alliance Units, representing an approximate 55.7% economic interest in Alliance Capital. AXA Financial, a Delaware corporation, is a wholly-owned subsidiary of AXA, one of the largest global financial services organizations.

Alliance Capital also serves as investment sub-adviser for the Large Cap Growth Fund.

MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial Services of Canada, Inc. (a diversified financial services organization), and is registered with the SEC as an investment adviser. MFS is sub-adviser for the Growth Equity Fund. MFS also provides investment sub-advisory services for MML Growth Equity Fund, a series of MML Series Investment Fund, an open-end investment company for which MassMutual acts as investment manager.

Navellier is owned and controlled by its sole shareholder, Louis G. Navellier. Navellier is sub-adviser for the Mid Cap Growth Equity Fund. Navellier does not provide any such services for other funds managed by MassMutual.

Wellington Management and Waddell & Reed both act as sub-advisers for Small Cap Growth Equity Fund, and both are registered with the SEC as investment advisers. Each sub-adviser will manage a portion of the net assets of the Fund’s portfolio. Wellington Management and Waddell & Reed both provide sub-advisory services for MML Small Cap Growth Equity Fund, a series of MML Series Investment Fund, an open-end investment company for which MassMutual acts as investment manager.

Wellington Management also serves as investment sub-adviser for the Fundamental Value Fund.

Fidelity Management & Research Company (“FMR”) serves as the investment sub-adviser for the Value Equity Fund and the Blue Chip Growth Fund. FMR Co., Inc. (“FMRC”) serves as a sub-subadviser and is primarily responsible for choosing investments. FMR Corp., organized in 1972, is the ultimate parent company of FMR and FMRC. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. The Johnson family group and all other Class B shareholders have entered into a shareholders’ voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the Investment Company Act of 1940, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.

Northern Trust serves as investment sub-adviser for the Indexed Equity Fund and the OTC 100 Fund. Northern Trust is a subsidiary of The Northern Trust Company (“TNTC”). Northern Trust is an Illinois state chartered trust company and an investment advisor registered under the Investment Advisers Act of 1940, as amended. It primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors. TNTC is an Illinois state chartered banking organization and a member of the Federal Reserve System. Formed in 1889, it administers and manages assets for individuals, personal trusts, defined contribution and benefit plans and other institutional and corporate clients. It is the principal subsidiary of Northern Trust Corporation, a bank holding company. Northern Trust Corporation, through its subsidiaries, has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors. Northern Trust also provides investment sub-advisory services for the MML Equity Index Fund and the MML OTC 100 Fund, each of which are series of MML Series Investment Fund, a registered, open-end investment company for which MassMutual serves as investment adviser.

Davis serves as investment sub-adviser for the Large Cap Value Fund. Davis is controlled by Davis Investments, LLC. Davis also provides investment sub-advisory services for the MML Large Cap Value Fund, a series of MML Series Investment Fund, a registered, open-end investment company for which MassMutual serves as investment adviser.

RS serves as investment sub-adviser for the Emerging Growth Fund. RS, which is part of the RS Investment Management Company LLC organization, also provides investment sub-advisory services for the MML Emerging Growth Fund, a series of MML Series Investment Fund, a registered, open-end investment company for which MassMutual serves as investment adviser.

Harris serves as investment sub-adviser for the Focused Value Fund. Harris is a wholly-owned subsidiary of CDC IXIS Asset Management North America L.P. (“CDC North America”). CDC North America is a wholly-owned subsidiary of CDC IXIS Asset Management. Harris also provides sub-advisory services for the Overseas Fund.

Janus, a directly-owned subsidiary of Janus Capital Group Inc., serves as investment sub-adviser for the Aggressive Growth Fund.

T. Rowe Price serves as investment sub-adviser for the Mid Cap Growth Equity II Fund. T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company. T. Rowe Price also provides sub-advisory services for the Small Company Value Fund.

Clover and T. Rowe Price both act as sub-advisers for the Small Company Value Fund.

Mazama and Allied both act as sub-advisers for the Small Company Growth Fund. Allied is a wholly-owned subsidiary of Manufacturers and Traders Trust Company, a Buffalo, New York-based financial services company, which in turn is owned by M&T Bank Corporation.

American Century and Harris both act as sub-advisers for the Overseas Fund. American Century is a privately held subsidiary of American Century Companies, Inc.

For the last three fiscal years, MassMutual paid the following amounts for investment sub-advisory services provided to the Funds:

Core Value Equity Fund
Period ended 12/31/01*	$8,330
Year ended 12/31/02	$318,259

Fundamental Value Fund
Year ended 12/31/02†	$414,966

Value Equity Fund
Period ended 12/31/01****	$140,842
Year ended 12/31/02	$452,585

Large Cap Value Fund
Period ended 12/31/00**	$472,064
Year ended 12/31/01	$1,393,853
Year ended 12/31/02	$1,619,468

Indexed Equity Fund
Year ended 12/31/00	$201,965
Year ended 12/31/01	$88,455
Year ended 12/31/02	$84,806

Blue Chip Growth Fund
Period ended 12/31/01*****	$1,379,138
Year ended 12/31/02	$1,894,561

Large Cap Growth Fund
Year ended 12/31/02†	$128,086

Growth Equity Fund
Year ended 12/31/00	$849,657
Year ended 12/31/01	$1,349,469
Year ended 12/31/02	$1,519,160

Aggressive Growth Fund
Period ended 12/31/00**	$333,968
Year ended 12/31/01	$726,502
Year ended 12/31/02	$774,940

OTC 100 Fund
Period ended 12/31/00**	$9,375
Year ended 12/31/01	$16,758
Year ended 12/31/02	$16,872

Focused Value Fund
Period ended 12/31/00**	$140,518
Year ended 12/31/01	$518,233
Year ended 12/31/02	$902,848

Small Company Value Fund
Year ended 12/31/02†	$258,312

Mid Cap Growth Equity Fund
Year ended 12/31/00	$919,660
Year ended 12/31/01	$845,191
Year ended 12/31/02	$503,932

Mid Cap Growth Equity II Fund
Period ended 12/31/00***	$547,356
Year ended 12/31/01	$1,037,692
Year ended 12/31/02	$1,117,270

Small Cap Growth Equity Fund
Year ended 12/31/00	$1,142,822
Year ended 12/31/01	$1,250,345
Year ended 12/31/02	$1,475,429

Small Company Growth Fund
Year ended 12/31/02†	$98,175

Emerging Growth Fund
Period ended 12/31/00**	$269,114
Year ended 12/31/01	$503,854
Year ended 12/31/02	$465,913

Overseas Fund
Period ended 12/31/01****	$93,406
Year ended 12/31/02	$384,008

*	Represents fees paid to Alliance Capital since December 3, 2001.
**	Inception date May 1, 2000.
***	Inception date June 1, 2000.
****	Inception date May 1, 2001.
*****	Inception date June 1, 2001.
†	Inception date December 31, 2001.

At a meeting held on February 3, 2003, the Trustees of the Trust considered a wide range of information about, among other things:

•	each Sub-Adviser and its personnel (including particularly those personnel with responsibilities for providing services to the Funds), resources and investment process;

•	the terms of the relevant advisory or sub-advisory agreement;

•	the scope and quality of the services that each Sub-Adviser will provide to the relevant Fund;

•	the investment performance of the Fund and of similar funds sub-advised by other sub-advisers;

•	the advisory fee rates payable to the Sub-Adviser by the Adviser and by other funds and client accounts managed or sub-advised by the Sub-Adviser, and payable by similar funds managed by other advisers;

•	the total expense ratios of the Fund and of similar funds managed by other advisers; and

•	the Sub-Adviser’s practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Fund, and the brokers’ and dealers’ provision of brokerage and research services to the Sub-Adviser.

After carefully considering the information summarized above, the Trustees, including the Trustees who are not “interested persons” of the Trust, the Adviser or the Sub-Adviser (as such term is defined in the Investment Company Act), unanimously voted to reapprove the continuance of each management and sub-advisory agreement.

ADMINISTRATOR AND SUB-ADMINISTRATOR

MassMutual has entered into a separate administrative services agreement (each an “Administrative Services Agreement”) with the Trust, on behalf of each Fund, pursuant to which MassMutual is obligated to provide all necessary administrative and shareholder services and to bear some expenses of the Funds, such as federal and state registration fees. MassMutual may, at its expense, employ others to supply all or any part of the services to be provided to the Funds pursuant to the Administrative Services Agreements. MassMutual has also entered into a separate shareholder service agreement with the Trust, on behalf of Class L shares of each Fund. Pursuant to the terms of the Class L Shareholder Service Agreement, either MassMutual, as the Service Agent, or through other financial institutions or other intermediaries, will provide shareholder support services (including personal services and the maintenance of shareholder accounts) to the Trust and the holders of Class L shares of the Funds. The Trust, on behalf of each Fund, pays MassMutual an administrative services fee monthly at an annual rate based upon the average daily net assets of the applicable class of shares of the Fund which range from .2943% to .6744% for Class N. shares; .2443% to .6244% for Class A shares; .0943% to .4744% for Class Y shares; .0443% to .3744% for Class S shares; .2443% to .6244% for Class L shares and .0855% for Class Z shares of the Indexed Equity Fund. For Class L, these amounts include the .15% shareholder servicing fee pursuant to the shareholder service agreement. MassMutual has entered into a sub-administration agreement with Investors Bank & Trust Company (“IBT”). As sub-administrator, IBT generally assists in all aspects of fund administration and is compensated by MassMutual for providing administrative services to the Funds.

For the last three fiscal years, the Trust, on behalf of the Funds, has paid the following amounts as administrative services fees to MassMutual pursuant to each Administrative Services Agreement:

Money Market Fund
Year ended 12/31/00	$475,698
Year ended 12/31/01	$794,355
Year ended 12/31/02	$935,788

Short-Duration Bond Fund
Year ended 12/31/00	$316,587
Year ended 12/31/01	$483,774
Year ended 12/31/02	$638,086

Core Bond Fund
Year ended 12/31/00	$717,856
Year ended 12/31/01	$1,379,874
Year ended 12/31/02	$2,108,896

Diversified Bond Fund
Year ended 12/31/00	$32,979
Year ended 12/31/01	$47,605
Year ended 12/31/02	$84,181

Balanced Fund
Year ended 12/31/00	$547,724
Year ended 12/31/01	$369,048
Year ended 12/31/02	$301,312

Core Value Equity Fund
Year ended 12/31/00	$1,645,042
Year ended 12/31/01	$1,383,194
Year ended 12/31/02	$974,842

Fundamental Value Fund
Year ended 12/31/02*****	$218,242

Value Equity Fund
Period ended 12/31/01***	$28,961
Year ended 12/31/02	$110,761

Large Cap Value Fund
Period ended 12/31/00*	$170,026
Year ended 12/31/01	$724,489
Year ended 12/31/02	$931,953

Indexed Equity Fund
Year ended 12/31/00	$2,949,430
Year ended 12/31/01	$2,954,824
Year ended 12/31/02	$2,925,757

Blue Chip Growth Fund
Period ended 12/31/01****	$900,206
Year ended 12/31/02	$1,221,691

Large Cap Growth Fund
Year ended 12/31/02*****	$47,348

Growth Equity Fund
Year ended 12/31/00	$350,335
Year ended 12/31/01	$684,233
Year ended 12/31/02	$787,916

Aggressive Growth Fund
Period ended 12/31/00*	$99,176
Year ended 12/31/01	$275,856
Year ended 12/31/02	$321,003

OTC 100 Fund
Period ended 12/31/00*	$78,536
Year ended 12/31/01	$165,152
Year ended 12/31/02	$177,062

Focused Value Fund
Period ended 12/31/00*	$30,534
Year ended 12/31/01	$157,195
Year ended 12/31/02	$375,033

Small Company Value Fund
Year ended 12/31/02*****	$88,632

Small Cap Equity Fund
Year ended 12/31/00	$544,997
Year ended 12/31/01	$606,600
Year ended 12/31/02	$583,253

Mid Cap Growth Equity Fund
Year ended 12/31/00	$253,158
Year ended 12/31/01	$271,975
Year ended 12/31/02	$231,483

Mid Cap Growth Equity II Fund
Period ended 12/31/00**	$266,276
Year ended 12/31/01	$485,690
Year ended 12/31/02	$558,000

Small Cap Growth Equity Fund
Year ended 12/31/00	$367,357
Year ended 12/31/01	$505,919
Year ended 12/31/02	$611,622

Small Company Growth Fund
Year ended 12/31/02*****	$39,714

Emerging Growth Fund
Period ended 12/31/00*	$58,965
Year ended 12/31/01	$148,490
Year ended 12/31/02	$151,294

International Equity Fund
Year ended 12/31/00	$1,599,213
Year ended 12/31/01	$1,406,396
Year ended 12/31/02	$1,193,894

Overseas Fund
Period ended 12/31/0***	$7,656
Year ended 12/31/02	$59,915

*	Inception date May 1, 2000
**	Inception date June 1, 2000
***	Inception date May 1, 2001
****	Inception date June 1, 2001
*****	Inception date December 31, 2001

THE DISTRIBUTOR

The Trust’s shares are continuously distributed by MML Distributors, LLC (the “Distributor”), located at 1414 Main Street, Springfield, Massachusetts 01144-1013, pursuant to an Amended and Restated General Distributor’s Agreement with the Trust dated as of December 31, 2002 (the “Distribution Agreement”). The Distributor pays commissions to its selling dealers as well as the costs of printing and mailing Prospectuses to potential investors and of any advertising incurred by it in connection with distribution of shares of the Funds. The Distributor is a majority-owned subsidiary of MassMutual.

The Distribution Agreement will continue in effect for an initial two-year period, and thereafter for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Trustees or by a vote of a majority of the shares of the Trust; and (ii) by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any such person, cast in person at a meeting called for the purpose of voting on such approval.

The Distributor has also entered into a Sub-Distributor’s Agreement with OppenheimerFunds Distributor, Inc. (the “Sub-Distributor”) dated as of February 7, 2003. The Sub-Distributor is an affiliate of the Distributor and an indirect majority-owned subsidiary of MassMutual.

MassMutual may make payments, out of its own assets, to securities dealers and other firms that enter into agreements providing the Distributor with access to representatives of those firms for the sale of shares of the Funds or with other marketing or administrative services with respect to the Funds. These payments may be a specific dollar amount, may be based on the number of customer accounts maintained by a firm, or may be based on a percentage of the value of shares of the Funds sold to, or held by, customers of the firm.

CLASS A AND CLASS N DISTRIBUTION AND SERVICE PLANS

The Trust has adopted, with respect to the Class A and Class N shares of each of the Funds, a Distribution and Service Plan and Agreement (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plans, by vote cast in person at a meeting called for the purpose of voting on the Plans, approved the Class A Plans on May 3, 1999 for the Funds (other than the OTC 100 Fund, the Aggressive Growth Fund, the Large Cap Value Fund, the Focused Value Fund, the Mid Cap Growth Equity II Fund and the Emerging Growth Fund which were approved February 14, 2000, the Value Equity Fund, Blue Chip Growth Fund and Overseas Fund which were approved April 19, 2001 and the Fundamental Value Fund, Large Cap Growth Fund, Small Company Value Fund and Small Company Growth Fund which were approved November 5, 2001). The Class N Plans were approved on November 11, 2002 for the Funds. Under the terms of each of the Class A Plans, the Trust is permitted to compensate, out of the assets attributable to the Class A shares of the Fund, in an amount up to .25%, in the aggregate, on an annual basis of the average daily net assets attributable to that Class, (i) the Distributor for services provided and expenses incurred by it in connection with the distribution of Class A shares of the Fund (“Distribution Fee”) and (ii) MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services (the “Servicing Fee”) to Class A shareholders. Under the terms of each of the Class N Plans, the Trust is permitted to compensate, out of the assets attributable to the Class N shares of the Fund, (i) a Distribution Fee in an amount up to .25%, in the aggregate, on an annual basis of the average daily net assets attributable to that Class and (ii) a Servicing Fee in an amount up to .25%, in the aggregate, on an annual basis of the average daily net assets attributable to that Class. The Distribution Fee may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Class A or Class N shares of the Fund, including, but not limited to, compensation to, and expenses (including overhead and telephone expenses) of, financial consultants or other employees of the Distributor or of participating or introducing brokers who engage in the distribution of Class A or Class N shares, preparing, printing and delivering prospectuses and reports for other than existing Class A or Class N shareholders, providing facilities to answer questions from other than existing Class A or Class N shareholders, advertising and preparation, printing and distribution of sales literature, receiving and answering correspondence, including requests for prospectuses and statements of additional information, and complying with Federal and state securities laws pertaining to the sale of Class A or Class N shares. The Servicing Fee may be spent by MassMutual on personal services rendered to Class A or Class N shareholders of a Fund and/or maintenance of Class A or Class N shareholder accounts. MassMutual’s Servicing Fee expenditures may include, but shall not be limited to, compensation to, and expenses (including telephone and overhead expenses) of agents or employees of MassMutual or the Distributor, pension consultants or participating or introducing brokers and other financial intermediaries who assist investors in completing account forms and selecting dividend and other account options; who aid in the processing of redemption requests for Class A or Class N shares or the processing of dividend payments with respect to Class A or Class N shares; who prepare, print and deliver prospectuses and shareholder reports to Class A or Class N shareholders; who oversee compliance with federal and state laws pertaining to the sale of Class A or Class N shares; who provide information periodically to Class A or Class N shareholders showing their position in Class A or Class N shares; who issue account statements to Class A or Class N shareholders; who furnish shareholder sub-accounting; who forward communications from a Fund to Class A or Class N shareholders; who render advice regarding particular shareholder account options offered by a Fund in light of shareholder needs; who provide and maintain elective shareholder services; who provide and maintain pre-authorized investment plans for Class A or Class N shareholders; who respond to inquiries from Class A or Class N shareholders relating to such services; and/or who provide such similar services as permitted under applicable statutes, rules or regulations.

Each Plan provides that it may not be amended to materially increase the costs which Class A or Class N shareholders may bear under the Plan without the approval of a majority of the outstanding Class A or Class N shares of the Fund.

Each Plan provides that it may not take effect until approved by vote of a majority of both (i) the Trustees of the Trust and (ii) the Trustees of the Trust who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or any agreements related to it. Each Plan provides that it shall continue in effect so long as such continuance is specifically approved at least annually by (i) the Trustees of the Trust and (ii) the Trustees of the Trust who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or any agreements related to it. Each Plan provides that MassMutual shall provide to the Trustees, and the Board shall review at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

The following table approximately discloses the service fees paid to MassMutual in 2002 by the Trust under its 12b-1 plans for Class A shares* of the Funds:

12b-1 Service Expense
Money Market Fund	$219,454
Short-Duration Bond Fund	46,756
Core Bond Fund	265,676
Diversified Bond Fund	25,651
Balanced Fund	15,115
Core Value Equity Fund	45,802
Fundamental Value Fund	41,391
Value Equity Fund	35,441
Large Cap Value Fund	199,958
Indexed Equity Fund	179,788
Blue Chip Growth Fund	7,822
Large Cap Growth Fund	1,179
Growth Equity Fund	200,374
Aggressive Growth Fund	90,984
OTC 100 Fund	29,664
Focused Value Fund	98,775
Small Company Value Fund	11,215
Small Cap Equity Fund	23,285
Mid Cap Growth Equity Fund	64,725
Mid Cap Growth Equity II Fund	61,171
Small Cap Growth Equity Fund	89,467
Small Company Growth Fund	5,631
Emerging Growth Fund	27,316
International Equity Fund	99,816
Overseas Fund	14,325

$1,900,781

*	Class N shares became effective on December 31, 2002.

CUSTODIAN, DIVIDEND DISBURSING AGENT AND TRANSFER AGENT

IBT, located at 200 Clarendon Street, Boston, Massachusetts 02116, is the custodian of the Funds’ investments (the “Custodian”) and is the Funds’ transfer agent and dividend disbursing agent (the “Transfer Agent”). As custodian, IBT has custody of the Funds’ securities and maintains certain financial and accounting books and records. The Custodian and the Transfer Agent do not assist in, and are not responsible for, the investment decisions and policies of the Funds.

INDEPENDENT PUBLIC ACCOUNTANT

Deloitte & Touche LLP, located at Two World Financial Center, New York, New York, 10281, is the Trust’s independent public accountant.

CODES OF ETHICS

The Trust, MassMutual, the Distributor, Babson, OFI, Alliance Capital, Allied, American Century, Clover, Davis, FMR, Harris, Janus, Mazama, MFS, Navellier, Northern Trust, RS, T. Rowe Price, Waddell & Reed and Wellington Management have each adopted a code of ethics (the “Codes of Ethics”) pursuant to Rule 17j-1 under the 1940 Act. The Codes of Ethics permit Fund personnel to invest in securities for their own accounts, but require compliance with various pre-clearance requirements (with certain exceptions). The Codes of Ethics are on public file with, and are available from, the SEC.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Purchases and sales of securities on a securities exchange are effected by brokers, and each Fund which purchases or sells securities on a securities exchange pays a brokerage commission for this service. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. In the over-the-counter markets, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. Each of the Fund’s investment sub-advisers attempts to achieve this result by selecting broker-dealers to execute portfolio transactions on the basis of their professional capability, the value and quality of their brokerage services, including anonymity and trade confidentiality, and the level of their brokerage commissions.

Under each Sub-Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, an investment sub-adviser may cause a Fund to pay a broker-dealer that provides brokerage and research services to the investment sub-adviser an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if the sub-adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the sub-adviser’s overall responsibilities to the Trust and to its other clients. The term “brokerage and research services” includes: providing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Although commissions paid on every transaction will, in the judgment of the investment sub-adviser, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers (except the Distributor) who were selected to execute transactions on behalf of the Trust and the investment sub-adviser’s other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Broker-dealers may be willing to furnish statistical, research and other factual information or services (“Research”) to an investment sub-adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold through such broker-dealers, but at present, unless otherwise directed by the Trust, a commission higher than one charged elsewhere will not be paid to such a firm solely because it provided Research to the investment sub-adviser. Research provided by brokers is used for the benefit of all of the investment sub-adviser’s clients and not solely or necessarily for the benefit of the Trust. The sub-adviser attempts to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by the sub-adviser as a consideration in the selection of brokers to execute portfolio transactions.

The investment advisory fee that the Trust pays on behalf of each Fund to MassMutual will not be reduced as a consequence of an investment sub-adviser’s receipt of brokerage and research services. To the extent the Trust’s portfolio transactions are used to obtain such services, the brokerage commissions paid by the Trust will exceed those that might otherwise be paid, by an amount which cannot now be determined. Such services would be useful and of value to an investment sub-adviser in serving both the Trust and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to a sub-adviser in carrying out its obligations to the Trust.

Subject to the overriding objective of obtaining the best execution of orders, the Funds may use broker-dealer affiliates of their respective investment sub-advisers to effect portfolio brokerage transactions under procedures adopted by the Trustees. Pursuant to these procedures, the commission rates and other remuneration paid to the affiliated broker-dealer must be fair and reasonable in comparison to those of other broker-dealers for comparable transactions involving similar securities being purchased or sold during a comparable time period. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker.

The Funds may allocate brokerage transactions to broker-dealers (including affiliates of their respective investment sub-advisers) who have entered into arrangements with the Trust under which the broker-dealer allocates a portion of the commissions paid by a Fund toward the reduction of that Fund’s expenses. The transaction quality must, however, be comparable to that of other qualified broker-dealers.

From time to time the Board of Trustees for the Value Equity Fund and Blue Chip Growth Fund will review whether the Funds’ sub-adviser FMR’s recapture for the benefit of the Funds of some portion of the brokerage commissions or similar fees paid by the Funds on portfolio transactions is legally permissible and advisable. The Funds seek to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Board of Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for the Funds to seek such recapture.

The following table discloses the broker commissions paid by the Funds for the fiscal years ended December 31, 2002, December 31, 2001 and December 31, 2000:

	Year ended December 31, 2002	Year ended December 31, 2001	Year ended December 31, 2000
Core Bond Fund	$ 4,000	$ 0	$ 0
Diversified Bond Fund	150	0	0
Balanced Fund	349,703	517,523	982,217
Core Value Equity Fund	2,922,184	4,810,196	5,079,636
Fundamental Value Fund*****	274,804	N/A	N/A
Value Equity Fund***	183,850	67,293	N/A
Large Cap Value Fund*	344,482	488,897	186,980
Indexed Equity Fund	195,542	112,542	92,073
Blue Chip Growth Fund****	301,424	196,516	N/A
Large Cap Growth Fund*****	121,684	N/A	N/A
Growth Equity Fund	2,534,276	1,851,660	856,289
Aggressive Growth Fund*	340,373	294,168	98,913
OTC 100 Fund*	32,869	16,673	7,939
Focused Value Fund*	745,008	391,506	169,346
Small Company Value Fund*****	319,119	N/A	N/A
Small Cap Equity Fund	885,918	1,018,241	1,003,858
Mid Cap Growth Equity Fund	625,228	472,482	322,551
Mid Cap Growth Equity II Fund**	370,556	175,261	91,454
Small Cap Growth Equity Fund	633,637	785,839	144,169
Small Company Growth Fund*****	145,370	N/A	N/A
Emerging Growth Fund*	554,542	151,192	72,642
International Equity Fund	1,150,978	1,565,486	3,566,194
Overseas Fund***	415,327	124,556	N/A

	$13,451,024	$13,040,031	$12,674,261

*	Commencement of operations May 1, 2000.
**	Commencement of operations June 1, 2000.
***	Commencement of operations May 1, 2001.
****	Commencement of operations June 1, 2001.
*****	Commencement of operations December 31, 2001.

The following table discloses brokerage commissions paid by the Funds for the fiscal years ended December 31, 2002, December 31, 2001 and December 31, 2000, respectively, that were paid to Jeffries & Co., Inc. (“Jeffries”). Jeffries is a wholly-owned subsidiary of a company for which one Trustee serves as a director:

	Year ended December 31, 2002	Year ended December 31, 2001	Year ended December 31, 2000
Jeffries & Co., Inc.	$431,909	$310,626	$160,293

The Core Value Equity Fund paid $293,369 to Sanford C. Bernstein for the fiscal year ended December 31, 2002. Sanford C. Bernstein is an affiliate of one of the Fund’s investment sub-advisers.

The Overseas Fund paid $8,707 and $846 to J.P. Morgan for the fiscal years ended December 31, 2002 and 2001, respectively. J.P. Morgan is an affiliate of one of the Fund’s investment sub-advisers.

The Focused Value Fund paid $1,940 and $10,020 to Harris and its affiliates for the fiscal years ended December 31, 2002 and 2001, respectively.

The Mid Cap Growth Equity II Fund paid $4,998 and $4,035 to J.P. Morgan for the fiscal years ended December 31, 2002 and 2001, respectively. J.P. Morgan is an affiliate of the Fund’s investment sub-adviser.

SHAREHOLDER INVESTMENT ACCOUNT

A Shareholder Investment Account is established for each investor in the Funds. Each account contains a record of the shares of each Fund maintained by the Transfer Agent. No share certificate will be issued. Whenever a transaction takes place in the Shareholder Investment Account, the investor will be mailed a statement showing the transaction and the status of the account.

DESCRIPTION OF SHARES

The Trust is a series company. The Trust may issue an unlimited number of shares of multiple classes, in one or more series as the Trustees may authorize, with or without par value as the Trustees may prescribe. Each share of a particular class of a series represents an equal proportionate interest in that series with each other share of the same class, none having priority or preference over another. Each series is preferred over all other series in respect of the assets allocated to that series. Each share of a particular class of a series is entitled to a pro rata share of any distributions declared in respect of that class and, in the event of liquidation, a pro rata share of the net assets of that class remaining after satisfaction of outstanding liabilities. When issued, shares are fully paid and nonassessable and have no preemptive or subscription rights. Under the Trust’s Declaration of Trust, the Board of Trustees is authorized to create new series and classes without shareholder approval. To date shares of twenty-two separate series have been authorized, twenty-one of which constitute the interests in the Funds described in the Prospectus. Shares of each Fund entitle their holder to one vote for each dollar (or proportionate fractional vote for each fraction of a dollar) of net asset value per share of each Fund or class for each share held as to any matter on which such shareholders are entitled to vote.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust’s Declaration of Trust disclaims liability of the shareholders, Trustees, or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Trust’s Declaration of Trust provides for indemnification out of the Trust property for all loss and expense of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the Trust itself is unable to meet its obligations.

REDEMPTION OF SHARES

With respect to each Fund, the Trustees may suspend the right of redemption, postpone the date of payment or suspend the determination of net asset value (a) for any period during which the NYSE is closed (other than for customary weekend and holiday closing), (b) for any period during which trading in the markets the Fund normally uses is restricted, (c) when an emergency exists as determined by the SEC so that disposal of the Fund’s investments or a determination of its net asset value is not reasonably practicable, or (d) for such other periods as the SEC by order may permit for the protection of the Trust’s shareholders. While the Trust’s Declaration of Trust would permit it to redeem shares in cash or other assets of the Fund or both, the Trust has filed an irrevocable election with the SEC to pay in cash all requests for redemption received from any shareholder if the aggregate amount of such requests in any 90-day period does not exceed the lesser of $250,000 or 1% of a Fund’s net assets.

VALUATION OF PORTFOLIO SECURITIES

The net asset value per share of each Fund is determined by the Custodian at 4:00 p.m., Eastern Time, on each day the NYSE is open for trading and the Custodian is open for business. The NYSE currently is not open for trading on New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on occasion is closed early or entirely due to weather or other conditions.

Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which provides the last reported sale price for securities listed on a national securities exchange or the official closing price on the NASDAQ National Market System, or in the case of over-the-counter securities not so listed, the last reported bid price. Debt securities (other than short-term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Money market obligations with a remaining maturity of sixty days or less are valued at amortized cost unless such value does not represent fair value. All other securities and other assets, including debt securities the prices for which are supplied by a pricing agent but are deemed by MassMutual not to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including some restricted securities and securities for which no market quotation is available, are valued at fair value in accordance with procedures approved by and determined in good faith by the Trustees, although the actual calculation may be done by others.

Portfolio securities traded on more than one U.S. national securities exchange or foreign securities exchange are valued at the last price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. All assets and liabilities expressed in foreign currencies will be converted into U.S. dollars at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Trustees.

The proceeds received by each Fund for each issue or sale of its shares, all net investment income, and realized and unrealized gain will be specifically allocated to such Fund and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect of such Fund and with a share of the general liabilities of the Trust. Expenses with respect to any two or more Funds are to be allocated in proportion to the net asset values of the respective Funds except where allocations of direct expenses can otherwise be fairly made. Each class of shares of a Fund will be charged with liabilities directly attributable to such class, and other Fund expenses are to be allocated in proportion to the net asset values of the respective classes.

Money Market Fund

The Money Market Fund’s portfolio instruments are valued on the basis of amortized cost which involves initially valuing an instrument at its cost and thereafter making a constant amortization to maturity of any discount or premium, regardless of the impact of changes in market interest rates on the market value of the instrument. While this method provides certainty of valuation, it may result in periods in which the value, as determined by amortized cost, is higher or lower than the price the Money Market Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of the Money Market Fund computed as described below may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for its portfolio instruments. Thus, if the use of amortized cost by the Money Market Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Money Market Fund would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing market values, and existing investors in the Money Market Fund would receive less investment income. The converse would apply in a period of rising interest rates.

The valuation of the Money Market Fund’s portfolio instruments based upon their amortized cost and the concomitant maintenance of the Money Market Fund’s per share net asset value of $1.00 is permitted in accordance with Rule 2a-7 of the SEC.

The Board of Trustees has established procedures designed to stabilize, to the extent reasonably possible, the Money Market Fund’s price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include periodic review of the Money Market Fund’s portfolio holdings to determine the extent of any deviation in the Money Market Fund’s net asset value from $1.00 per share calculated by using available market quotations, and whether such deviation may result in material dilution or is otherwise unfair to investors or existing shareholders. In the event the Board of Trustees determines that such a deviation exists, it may take such corrective action as it regards as necessary and appropriate, including: the sale of portfolio instruments prior to maturity in order to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redemptions of shares in kind; or establishing a net asset value per share by using available market quotations, in which case the net asset value could possibly be greater or less than $1.00 per share.

Since the net income of the Money Market Fund is declared as a dividend each time it is determined, the net asset value per share of the Money Market Fund remains at $1.00 per share immediately after each determination and dividend declaration. Any increase in the value of a shareholder’s investment in the Money Market Fund representing the reinvestment of dividend income is reflected by an increase in the number of shares of the Money Market Fund in the shareholder’s account, which increase is recorded promptly after the end of each calendar month.

For this purpose the net income of the Money Market Fund (from the time of the immediately preceding determination thereof) consists of all interest income accrued on its portfolio, plus realized gains or minus realized losses, and less all expenses and liabilities chargeable against income. Interest income includes discount earned (including both original issue and market discount) on paper purchased at a discount, less amortization of premium, accrued ratably to the date of maturity. Expenses, including the compensation payable to MassMutual, are accrued each day.

Should the Money Market Fund incur or anticipate any unusual expense, or loss or depreciation which would adversely affect its net asset value per share or income for a particular period, the Board of Trustees would at that time consider whether to adhere to the present dividend policy described above or to revise it in light of the then prevailing circumstances. For example, if the Money Market Fund’s net asset value per share were reduced, or were anticipated to be reduced, below $1.00, the Board of Trustees might suspend further dividend payments until the net asset value returned to $1.00. Thus, such expenses or losses or depreciation might result in an investor receiving no dividends for the period during which he held his shares and in his receiving upon redemption a price per share lower than what he paid.

INVESTMENT PERFORMANCE

The Money Market Fund may advertise investment performance figures, including its yield and its effective yield. The Money Market Fund’s yield will be calculated by computing the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of a stated seven-day period and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7). The Fund’s effective yield will be calculated by computing the net change, exclusive of capital changes, in the value of a hypothetical preexisting account having a balance of one share at the beginning of a stated seven-day period and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7 and subtracting 1 from the result. The Money Market Fund’s 7-day yield on December 31, 2002 was 0.99%.

The yield of the Short-Duration Bond Fund, the Core Bond Fund and the Diversified Bond Fund, as well as total return figures for all of the Funds, may be provided in reports, sales literature and advertisements. Any performance information with respect to any class of Fund shares will be provided net of any Fund expenses for that class.

Yield for each class of shares of such Funds will be based upon a stated 30-day period and will be computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

YIELD = 2 [	(a-b	+1)[6]-1]
cd

Where:	a	=	dividends and interest earned during the period.
	b	=	expenses accrued for the period (net of reimbursements, if any).
	c	=	the average daily number of shares outstanding during the period that were entitled to receive dividends.
	d	=	the maximum offering price (which is the net asset value) per share on the last day of the period.

Set forth below is the yield for Class S shares of the Short-Duration Bond Fund, Core Bond Fund and Diversified Bond Fund for the 30-day period ended December 31, 2002.

Yield for the 30-Day Period Ended December 31, 2002

Class S Shares* (Unaudited)

Fund	Yield
Short-Duration Bond Fund	3.57%
Core Bond Fund	4.37%
Diversified Bond Fund	4.67%

*	Yield for Class A, L, Y, and S shares may differ due to different expense structures.

Each of the Funds may also advertise its total return for each class of shares. Total return quotations will be based upon a stated period and will be computed by determining the average annual compounded rate of return over the stated period that would equate an initial amount invested to the ending redeemable value of the investment (assuming reinvestment of all distributions), according to the following formula:

P(1+T)n  =  ERV

Where:	P	=	a hypothetical initial payment of $1,000.
	T	=	average annual total return.
	n	=	number of years.
	ERV	=	ending redeemable value at the end of the stated period of a hypothetical $1,000 payment made at the beginning of the stated period.

The Funds may show total return calculated without giving effect to the voluntary partial waiver of management fee by MassMutual, which terminated May 1, 1997 (“Standardized Total Return Without Reduction in Management Fee”). See “Financial Highlights” in the Prospectus. Each investment performance figure will be carried to the nearest hundredth of one percent.

A Fund’s yield or total return is not fixed or guaranteed and the Fund’s principal is not insured. Investment performance quotations should not be considered to be representations of the performance for any period in the future. The yield is a function of available interest rates on securities in which the Fund invests, which can be expected to fluctuate, as well as of the quality, maturity and types of portfolio instruments held by the Fund and of the Fund’s operating expenses. The yield may be affected if, through net sales of its shares, there is a net investment of new money in the Fund which the Fund invests at returns different from those being earned on current portfolio instruments. Yield may also vary if the Fund experiences net redemptions, which may require the disposition of some of the Fund’s current portfolio instruments. Total return is a function of the value of a Fund’s portfolio securities over time, which may be expected to fluctuate, as well as of income earned by the Fund on such securities and of the Fund’s operating expenses.

Average Annual Total Return for the periods ended December 31, 2002.

1 YEAR

	Class S	Class Y	Class L	Class A	Class N	Class Z
Money Market Fund	1.42%	1.33%	1.19%	0.92%	-0.38%	N/A
Short-Duration Bond Fund	7.75%	7.73%	7.47%	7.19%	5.89%	N/A
Core Bond Fund	8.71%	8.61%	8.49%	8.28%	6.98%	N/A
Diversified Bond Fund	8.41%	8.30%	8.09%	7.78%	6.48%	N/A
Balanced Fund	-11.47%	-11.64%	-11.67%	-11.98%	-13.28%	N/A
Core Value Equity Fund	-18.39%	-18.46%	-18.61%	-18.76%	-20.06%	N/A
Fundamental Value Fund	-21.35%	-21.41%	-21.40%	-21.67%	-22.97%	N/A
Value Equity Fund	-16.83%	-16.87%	-16.97%	-17.28%	-18.58%	N/A
Large Cap Value Fund	-16.53%	-16.52%	-16.64%	-16.86%	-18.16%	N/A
Indexed Equity Fund	-22.41%	-22.47%	-22.53%	-22.74%	-24.04%	-22.23%
Blue Chip Growth Fund	-25.43%	-25.56%	-25.63%	-25.91%	-27.21%	N/A
Large Cap Growth Fund	-29.90%	-30.00%	-30.10%	-30.30%	-31.60%	N/A
Growth Equity Fund	-27.68%	-27.75%	-27.81%	-28.01%	-29.31%	N/A
Aggressive Growth Fund	-27.82%	-27.87%	-28.06%	-28.03%	-29.33%	N/A
OTC 100 Fund	-37.71%	-37.96%	-38.05%	-37.99%	-39.29%	N/A
Focused Value Fund	-9.76%	-9.85%	-10.00%	-10.18%	-11.48%	N/A
Small Company Value Fund	-12.92%	-12.92%	-13.10%	-13.27%	-14.57%	N/A
Small Cap Equity Fund	-12.80%	-12.93%	-13.07%	-13.30%	-14.60%	N/A
Mid Cap Growth Equity Fund	-27.93%	-27.97%	-28.03%	-28.24%	-29.54%	N/A
Mid Cap Growth Equity II Fund	-21.04%	-21.06%	-21.22%	-21.39%	-22.69%	N/A
Small Cap Growth Equity Fund	-25.25%	-25.40%	-25.49%	-25.70%	-27.00%	N/A
Small Company Growth Fund	-29.70%	-29.80%	-29.90%	-30.10%	-31.40%	N/A
Emerging Growth Fund	-41.79%	-41.95%	-42.09%	-42.23%	-43.53%	N/A
International Equity Fund	-29.82%	-29.82%	-29.89%	-30.11%	-31.41%	N/A
Overseas Fund	-12.23%	-12.34%	-12.44%	-12.66%	-13.96%	N/A

3 YEARS

	Class S	Class Y	Class L	Class A	Class N	Class Z
Money Market Fund	3.95%	3.85%	3.69%	3.44%	3.14%	N/A
Short-Duration Bond Fund	6.88%	6.84%	6.66%	6.39%	6.09%	N/A
Core Bond Fund	9.20%	9.14%	8.98%	8.73%	8.43%	N/A
Diversified Bond Fund	7.57%	7.47%	7.32%	7.09%	6.79%	N/A
Balanced Fund	-5.96%	-6.13%	-6.22%	-6.47%	-6.77%	N/A
Core Value Equity Fund	-10.43%	-10.53%	-10.66%	-10.86%	-11.16%	N/A
Fundamental Value Fund*****	-21.30%	-21.35%	-21.35%	-21.62%	-21.92%	N/A
Value Equity Fund***	-13.75%	-13.79%	-13.89%	-14.13%	-14.43%	N/A
Large Cap Value Fund*	-10.63%	-10.68%	-10.84%	-11.06%	-11.36%	N/A
Indexed Equity Fund #	-14.92%	-14.95%	-15.05%	-15.29%	-15.59%	-17.80%
Blue Chip Growth Fund****	-21.69%	-21.77%	-21.87%	-22.16%	-22.46%	N/A
Large Cap Growth Fund*****	-29.83%	-29.93%	-30.03%	-30.23%	-30.53%	N/A
Growth Equity Fund	-20.00%	-20.09%	-20.17%	-20.36%	-20.66%	N/A
Aggressive Growth Fund*	-30.03%	-30.10%	-30.18%	-30.33%	-30.63%	N/A
OTC 100 Fund*	-39.96%	-40.04%	-40.13%	-40.22%	-40.52%	N/A
Focused Value Fund*	8.94%	8.83%	8.66%	8.42%	8.12%	N/A
Small Company Value Fund*****	-12.88%	-12.89%	-13.07%	-13.24%	-13.54%	N/A
Small Cap Equity Fund	1.05%	0.93%	0.80%	0.54%	0.24%	N/A
Mid Cap Growth Equity Fund	-22.15%	-22.22%	-22.29%	-22.49%	-22.79%	N/A
Mid Cap Growth Equity II Fund**	-7.30%	-7.34%	-7.52%	-7.74%	-8.04%	N/A
Small Cap Growth Equity Fund	-16.88%	-17.01%	-17.12%	-17.35%	-17.65%	N/A
Small Company Growth Fund*****	-29.63%	-29.73%	-29.83%	-30.03%	-30.33%	N/A
Emerging Growth Fund*	-31.92%	-32.00%	-32.14%	-32.28%	-32.58%	N/A
International Equity Fund	-21.40%	-21.44%	-21.54%	-21.73%	-22.03%	N/A
Overseas Fund***	-16.49%	-16.55%	-16.67%	-16.85%	-17.15%	N/A

*	For the period May 1, 2000 (commencement of operations) through December 31, 2002.
**	For the period June 1, 2000 (commencement of operations) through December 31, 2002.
***	For the period May 1, 2001 (commencement of operations) through December 31, 2002.
****	For the period June 1, 2001 (commencement of operations) through December 31, 2002.
*****	For the period December 31, 2001 (commencement of operations) through December 31, 2002.
#	For the Period May 1, 2001 (commencement of operations) through December 31, 2002 for Class Z.

5 YEARS

	Class S	Class Y	Class L	Class A	Class N
Money Market Fund	4.47%	4.36%	4.24%	3.90%	3.60%
Short-Duration Bond Fund	6.00%	5.92%	5.75%	5.47%	5.18%
Core Bond Fund	6.70%	6.61%	6.47%	6.21%	5.90%
Diversified Bond Fund*	6.08%	6.00%	5.84%	5.61%	5.31%
Balanced Fund	-1.46%	-1.65%	-1.76%	-2.03%	-2.33%
Core Value Equity Fund	-3.96%	-4.08%	-4.19%	-4.47%	-4.77%
Indexed Equity Fund and its predecessor	-1.02%	-1.10%	-1.19%	-1.49%	-1.79%
Growth Equity Fund*	-10.59%	-10.67%	-10.75%	-10.98%	-11.28%
Small Cap Equity Fund	-1.21%	-1.35%	-1.47%	-1.75%	-2.05%
Mid Cap Growth Equity Fund*	-10.80%	-10.86%	-10.95%	-11.19%	-11.49%
Small Cap Growth Equity Fund*	-2.13%	-2.29%	-2.42%	-2.66%	-2.96%
International Equity Fund	-4.34%	-4.41%	-4.56%	-4.80%	-5.29%
* For the period May 3, 1999 (commencement of operations) through December 31, 2002.

10 YEARS
	Class S	Class Y	Class L	Class A	Class N
Money Market Fund and its predecessor SIA G	4.57%	4.40%	4.38%	3.94%	3.64%
Short-Duration Bond Fund and its predecessor SIA F	6.06%	5.91%	5.84%	5.45%	5.16%
Core Bond Fund and its predecessor SIA E	7.09%	6.94%	6.86%	6.50%	6.20%
Balanced Fund and its predecessor SIA M	5.37%	5.16%	5.05%	4.73%	4.43%
Core Value Equity Fund and its predecessor SIA A	6.64%	6.45%	6.38%	6.01%	5.71%
Indexed Equity Fund and its predecessor*	8.78%	8.64%	8.60%	8.22%	7.91%
Small Cap Equity Fund and its predecessor SIA S	7.50%	7.32%	7.23%	6.87%	6.56%
International Equity Fund and its predecessor SIA I	5.79%	5.64%	5.57%	5.10%	4.79%

*	For the period July 2, 1993 through December 31, 2002.

Average Annual Total Return (After Taxes on Distributions) for the periods ended December 31, 2002.

Calculated according to the following formula:

P(1+T)n  =  ATVD

Where:	P	=	a hypothetical initial payment of $1,000.
	T	=	average annual total return (after taxes on distributions).
	n	=	number of years.
	ATVD	=	ending value at the end of the stated period (after taxes on fund distributions but not after taxes on redemption) of a hypothetical $1,000 payment made at the beginning of the stated period.

Class S

	1 Year	3 Years	5 Years	10 Years or Since Inception
Short-Duration Bond Fund†	6.02%	4.76%	3.78%	4.17%
Core Bond Fund†	6.91%	7.06%	4.43%	5.36%
Diversified Bond Fund*	6.72%	5.33%	N/A	3.80%
Balanced Fund†	-12.53%	-8.57%	-3.90%	2.81%
Core Value Equity Fund†	-18.64%	-13.33%	-6.57%	3.94%
Fundamental Value Fund###	-21.56%	N/A	N/A	-21.51%
Value Equity Fund#	-17.23%	N/A	N/A	-14.08%
Large Cap Value Fund**	-16.79%	N/A	N/A	-10.87%
Indexed Equity Fund††	-22.76%	-15.31%	N/A	-3.11%
Blue Chip Growth Fund##	-25.46%	N/A	N/A	-21.70%
Large Cap Growth Fund###	-29.90%	N/A	N/A	-29.83%
Growth Equity Fund*	-27.68%	-20.78%	N/A	-11.32%
Aggressive Growth Fund**	-27.82%	N/A	N/A	-30.06%
OTC 100 Fund**	-37.71%	N/A	N/A	-39.96%
Focused Value Fund**	-9.97%	N/A	N/A	8.40%
Small Company Value Fund###	-13.06%	N/A	N/A	-13.03%
Small Cap Equity Fund†	-14.20%	-1.41%	-3.22%	5.66%
Mid Cap Growth Equity Fund*	-27.93%	-23.12%	N/A	-11.71%
Mid Cap Growth Equity II Fund***	-21.04%	N/A	N/A	-7.30%
Small Cap Growth Equity Fund*	-25.25%	-17.16%	N/A	-2.52%
Small Company Growth Fund###	-29.70%	N/A	N/A	-29.63%
Emerging Growth Fund**	-41.79%	N/A	N/A	-31.92%
International Equity Fund†	-30.00%	-22.92%	-6.54%	-0.82%
Overseas Fund#	-12.22%	N/A	N/A	-16.49%

†	For the period October 3, 1994 (commencement of operations) through December 31, 2002.
††	For the period March 1, 1998 (commencement of operations) through December 31, 2002.
*	For the period May 3, 1999 (commencement of operations) through December 31, 2002.
**	For the period May 1, 2000 (commencement of operations) through December 31, 2002.
***	For the period June 1, 2000 (commencement of operations) through December 31, 2002.
#	For the period May 1, 2001 (commencement of operations) through December 31, 2002.
##	For the period June 1, 2001 (commencement of operations) through December 31, 2002.
###	For the period December 31, 2001 (commencement of operations) through December 31, 2002.

Average Annual Total Return (After Taxes on Distributions and Redemption) for the periods ended December 31, 2002.

Calculated according to the following formula:

P(1+T)n = ATVDR

Where:	P	=	a hypothetical initial payment of $1,000.
	T	=	average annual total return (after taxes on distributions and redemption).
	n	=	number of years.
	ATVDR	=	ending value at the end of the stated period (after taxes on fund distributions and redemption) of a hypothetical $1,000 payment made at the beginning of the stated period.

Class S

	1 Year	3 Years	5 Years	10 Years or Since Inception
Short-Duration Bond Fund†	4.76%	4.47%	3.70%	4.08%
Core Bond Fund†	5.35%	6.37%	4.25%	5.11%
Diversified Bond Fund*	5.17%	4.97%	N/A	3.72%
Balanced Fund†	-7.04%	-5.02%	-1.55%	3.64%
Core Value Equity Fund†	-11.05%	-7.63%	-2.73%	5.35%
Fundamental Value Fund###	-13.11%	N/A	N/A	-17.14%
Value Equity Fund#	-10.33%	N/A	N/A	-11.04%
Large Cap Value Fund**	-10.15%	N/A	N/A	-8.44%
Indexed Equity Fund††	-13.76%	-11.61%	N/A	-2.20%
Blue Chip Growth Fund##	-15.62%	N/A	N/A	-17.10%
Large Cap Growth Fund###	-18.36%	N/A	N/A	-23.86%
Growth Equity Fund*	-17.00%	-15.36%	N/A	-8.35%
Aggressive Growth Fund**	-17.08%	N/A	N/A	-22.39%
OTC 100 Fund**	-23.16%	N/A	N/A	-28.72%
Focused Value Fund**	-5.91%	N/A	N/A	7.05%
Small Company Value Fund###	-7.93%	N/A	N/A	-10.38%
Small Cap Equity Fund†	-6.72%	0.52%	-1.31%	5.88%
Mid Cap Growth Equity Fund*	-17.15%	-16.85%	N/A	-8.48%
Mid Cap Growth Equity II Fund***	-12.92%	N/A	N/A	-5.77%
Small Cap Growth Equity Fund*	-15.50%	-13.02%	N/A	-1.80%
Small Company Growth Fund###	-18.24%	N/A	N/A	-23.70%
Emerging Growth Fund**	-25.66%	N/A	N/A	-23.65%
International Equity Fund†	-18.19%	-15.85%	-3.32%	0.68%
Overseas Fund#	-7.42%	N/A	N/A	-13.00%

†	For the period October 3, 1994 (commencement of operations) through December 31, 2002.
††	For the period March 1, 1998 (commencement of operations) through December 31, 2002.
*	For the period May 3, 1999 (commencement of operations) through December 31, 2002.
**	For the period May 1, 2000 (commencement of operations) through December 31, 2002.
***	For the period June 1, 2000 (commencement of operations) through December 31, 2002.
#	For the period May 1, 2001 (commencement of operations) through December 31, 2002.
##	For the period June 1, 2001 (commencement of operations) through December 31, 2002.
###	For the period December 31, 2001 (commencement of operations) through December 31, 2002.

Performance Comparisons

From time-to-time and only to the extent the comparison is appropriate for the Funds, the Trust may quote the performance of the Funds in advertising and other types of literature and may compare the performance of the Funds to the performance of various indices and investments for which reliable performance data is available. The performance of the Funds may be compared in advertising and other literature to averages, performance rankings and other information prepared by recognized mutual fund statistical services.

Performance information for the Funds may be compared, in reports and promotional literature, to the S&P 500 Index, the S&P MidCap 400 Index, the S&P SmallCap 600 Index, the Russell 2000 Index, the Russell 2000 Growth Index, the Russell 2500 Index, the Russell MidCap Growth Index, the Russell 1000 Value Index, the NASDAQ 100 Index (with respect to the OTC 100 Fund), the Lehman Brothers 20+ Treasury Index, Donoghue’s Money Fund Averages, the Lehman Brothers 5-7 Year Treasury Index, Lehman Brothers Government Bond

Index, Lehman Brothers Aggregate Bond Index, Lehman Brothers Intermediate Aggregate Bond Index, Lehman Brothers Treasury Bond Index, Lehman Brothers 1-3 Year Government Bond Index, Lipper Balanced Fund Average, Lipper Growth Fund Average, Lipper Balanced Fund Index, Lipper Flexible Portfolio Fund Average, Lehman Brothers Intermediate Treasury Index, 91-Day Treasury Bill Average, Salomon Smith Barney 3-Month Treasury Bill Index, Morgan Stanley Capital International Index for Europe, Australasia and the Far East (“MSCI EAFE Index”), or other appropriate managed or unmanaged indices of the performance of various types of investments, so that investors may compare a Fund’s results with those of indices widely regarded by investors as representative of the security markets in general. Unmanaged indices may assume the reinvestment of dividends, but generally do not reflect deductions for administrative and management costs and expenses. Managed indices generally do reflect such deductions.

The Trust also may use the following information in advertisements and other types of literature, but only to the extent the information is appropriate for the Funds: (1) the Consumer Price Index may be used to assess the real rate of return from an investment in a Fund; (2) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of a Fund or the general economic, business, investment, or financial environment in which the Fund operates; (3) the effect of tax-deferred compounding on the investment returns of a Fund, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in the Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (4) the sectors or industries in which a Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate the Fund’s historical performance or current or potential value with respect to the particular industry or sector.

Each Fund’s performance also may be compared to those of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., (including the Lipper General Bond Fund Average, the Lipper Intermediate Investment Grade Debt Fund Average, the Lipper Bond Fund Average, the Lipper Growth Fund Average, the Lipper Flexible Fund Average), Donoghue’s Money Fund Report, including Donoghue’s Taxable Money Market Fund Average or Morningstar, Inc., independent services which monitor the performance of mutual funds. Any such comparisons may be useful to investors who wish to compare a Fund’s past performance with that of its competitors. Of course, past performance cannot be a guarantee of future results.

OTHER ADVERTISING ITEMS

The Trust may discuss in advertising and other types of literature that a Fund has been assigned a rating by a NRSRO, such as S&P. Such rating would assess the creditworthiness of the investments held by such Fund. The assigned rating would not be a recommendation to purchase, sell or hold the Fund’s shares since the rating would not comment on the market price of the Fund’s shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Trust may compare a Fund’s performance with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare a Fund’s past performance with other rated investments. Of course past performance cannot be a guarantee of future results. General mutual fund statistics provided by the Investment Company Institute may also be used.

TAXATION

Each Fund intends to qualify each year and elect to be taxed as a regulated investment company under Subchapter M of the Code. In order to qualify as a “regulated investment company,” a Fund must, among other things: (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, and other income (including gains from forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; and (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any issuer (other than U.S. Government securities). If a Fund fails to qualify as a regulated investment company, it will be treated as an ordinary corporation for federal income tax purposes.

As a regulated investment company electing to have its tax liability determined under Subchapter M, in general a Fund will not be subject to federal income tax on its ordinary income or capital gains that are distributed. As a Massachusetts business trust, a Fund under present law will not be subject to any excise or income taxes imposed by Massachusetts.

An excise tax at the rate of 4% will be imposed on the excess, if any, of each Fund’s “required distribution” over its actual distributions in any calendar year. Generally, the “required distribution” is 98% of the Fund’s ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31 (or December 31, if the Fund so elects) plus undistributed amounts from prior years. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax. Distributions declared by a Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which declared.

Except in the case of certain shareholders eligible for preferential tax treatment, e.g., qualified retirement or pension trusts, shareholders of each Fund will be subject to federal income taxes on distributions made by the Fund whether received in cash or additional shares of the Fund. Distributions by each Fund of net income and short-term capital gains, if any, will be taxable to shareholders as ordinary income. Properly designated distributions of long-term capital gains, if any, will be taxable to shareholders as long-term capital gains, without regard to how long a shareholder has held shares of the Fund. Long-term capital gains generally will be subject to a 20% tax rate.

Dividends and distributions on Fund shares received shortly after their purchase, although in effect a return of capital, are subject to federal income taxes. Investment income and gains received by a Fund from sources outside the United States might be subject to foreign taxes which are withheld at the source. The effective rate of these foreign taxes cannot be determined in advance because it depends on the specific countries in which its assets will be invested, the amount of the assets invested in each such country and the possible applicability of treaty relief.

Each of the International Equity Fund and the Overseas Fund may be eligible to make an election under Section 853 of the Code so that any of its shareholders subject to federal income taxes will be able to claim a credit or deduction on their income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the Fund to foreign countries. The ability of shareholders of the Fund to claim a foreign tax credit is subject to certain limitations imposed by Section 904 of the Code, which in general limits the amount of foreign tax that may be used to reduce a shareholder’s U.S. tax liability to that amount of U.S. tax which would be imposed on the amount and type of income in respect of which the foreign tax was paid. In addition, the ability of shareholders to claim a foreign tax credit is subject to a holding period requirement. A shareholder who for U.S. income tax purposes claims a foreign tax credit in respect of Fund distributions may not claim a deduction for foreign taxes paid by the Fund, regardless of whether the shareholder itemizes deductions. Also, under Section 63 of the Code, no deduction for foreign taxes may be claimed by shareholders who do not itemize deductions on their federal income tax returns. It should also be noted that a tax-exempt shareholder, like other shareholders, will be required to treat as part of the amounts distributed to it a pro rata portion of the income taxes paid by the Fund to foreign countries. However, that income will generally be exempt from U.S. taxation by virtue of such shareholder’s tax-exempt status and such a shareholder will not be entitled to either a tax credit or a deduction with respect to such income. Each of the International Equity Fund and the Overseas Fund will notify its shareholders each year of the amount of dividends and distributions and the shareholder’s pro rata share of qualified taxes paid by the Fund to foreign countries. Investment by a Fund in “passive foreign investment companies” could subject the Fund to a U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a “qualified electing fund.”

Redemptions and exchanges of each Fund’s shares are taxable events and, accordingly, shareholders subject to federal income taxes may realize gains and losses on these transactions. If shares have been held for more than one year, gain or loss realized will be long-term capital gain or loss, provided the shareholder holds the shares as a capital asset. Long-term capital gains generally will be subject to a 20% tax rate. However, a loss on the sale of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividend paid to the shareholder with respect to such shares. Furthermore, no loss will be allowed on the sale of Fund shares to the extent the shareholder acquired other shares of the same Fund within 30 days prior to the sale of the loss shares or 30 days after such sale. The state and local tax effects of distributions received from a Fund, and any special tax considerations associated with foreign investments of the Fund, should be examined by investors with regard to their own tax situation.

A Fund’s transactions in foreign currency-denominated debt instruments and its hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Fund’s distributions of book income to constitute returns of capital for tax purposes or require the Fund to make distributions exceeding book income in order to permit the Fund to continue to qualify, and be taxed under Subchapter M of the Code, as a regulated investment company.

Under federal income tax law, a portion of the difference between the purchase price of zero-coupon securities in which a Fund has invested and their face value (“original issue discount”) is considered to be income to the Fund each year even though the Fund will not receive cash interest payments from these securities. This original issue discount (imputed income) will make up a part of the net investment income of the Fund which must be distributed to shareholders in order to maintain the qualification of the Fund as a regulated investment company and to avoid federal income tax at the level of the Fund.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative action. This discussion of the federal income tax treatment of the Fund and its shareholders does not describe in any respect the tax treatment of any particular arrangement, e.g., tax-exempt trusts or insurance products, pursuant to which or by which investments in the Fund may be made.

EXPERTS

Ropes & Gray, One International Place, Boston, Massachusetts 02110 serves as counsel to the Trust.

The financial statements of each of the Funds are set forth in the Funds’ Annual Report as of December 31, 2002, and are incorporated herein by reference in reliance on the report of Deloitte & Touche LLP, independent accountants, given on the authority of that firm as experts in accounting and auditing. A copy of the Funds’ Annual Report as of December 31, 2002 is available, without charge, upon request by calling 888-309-3539.

GLOSSARY

Currency Transactions:    include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap.

Duration:    indicates how interest rate changes will affect a debt instrument’s price. As a measure of a fixed-income security’s cash flow, duration is an alternative to the concept of “term to maturity” in assessing the price volatility associated with changes in interest rates. Generally, the longer the duration, the more volatility an investor should expect. For example, the market price of a bond with a duration of two years would be expected to decline 2% if interest rates rose 1%. Conversely, the market price of the same bond would be expected to increase 2% if interest rates fell 1%. The market price of a bond with a duration of four years would be expected to increase or decline twice as much as the market price of a bond with a two-year duration. Duration measures a security’s maturity in terms of the average time required to receive the present value of all interest and principal payments as opposed to its term to maturity. The maturity of a security measures only the time until final payment is due; it does not take account of the pattern of a security’s cash flow over time, which would include how cash flow is affected by prepayments and by changes in interest rates. Incorporating a security’s yield, coupon interest payments, final maturity and option features into one measure, duration is computed by determining the weighted average maturity of a bond’s cash flows, where the present values of the cash flows serve as weights. Determining duration may involve a Fund’s investment sub-adviser’s estimates of future economic parameters, which may vary from actual future values.

NRSRO:    means a nationally recognized statistical rating organization. For a description of the ratings of two NRSROs, Standard & Poor’s Ratings Group (“S&P”) and Moody’s Investors Service, Inc. (“Moody’s”), see the Appendix to the SAI. For example, the four investment grade ratings in descending order for debt securities as rated by Moody’s are Aaa, Aa, A and Baa- including Baa3. The four investment grade ratings for debt securities as rated by S&P are AAA, AA, A and BBB- including BBB-. For commercial paper, Moody’s two highest ratings are P-1 and P-2 and S&P’s two highest ratings are A-1 and A-2.

U.S. Government Securities:    include obligations issued, sponsored, assumed and guaranteed as to principal and interest by the Government of the United States, its agencies and instrumentalities, and securities backed by such obligations, including FHA/VA guaranteed mortgages.

The name MassMutual Institutional Funds is the designation of the Trustees under a Declaration of Trust dated May 28, 1993, as amended from time to time. The obligations of such Trust are not personally binding upon, nor shall resort be had to the property of any of the Trustees, shareholders, officers, employees or agents of such Trust, but only the property of the relevant Fund shall be bound.

APPENDIX—DESCRIPTION OF SECURITIES RATINGS

Although the ratings of fixed-income securities by S&P and Moody’s are a generally accepted measurement of credit risk, they are subject to certain limitations. For example, ratings are based primarily upon historical events and do not necessarily reflect the future. Furthermore, there is a period of time between the issuance of a rating and the update of the rating, during which time a published rating may be inaccurate.

The descriptions of the S&P and Moody’s commercial paper, bond and municipal securities ratings are set forth below.

Commercial Paper Ratings:

S&P commercial paper ratings are graded into four categories, ranging from A for the highest quality obligations to D for the lowest. Issues assigned the highest rating of A are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety. The A-1 and A-2 categories are described as follows:

A-1    This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be noted with a plus (+) sign designation.

A-2    Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Moody’s employs three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers. The two highest designations are as follows:

Issuers (or supporting institutions) rated Prime-1 (or P-1) have a superior ability for repayment of senior short-term debt obligations. Prime-1 (or P-1) repayment ability will normally be evidenced by many of the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers (or supporting institutions) rated Prime-2 (or P-2) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Bond Ratings:

S&P describes its four highest ratings for corporate debt as follows:

AAA    Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA    Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree.

A    Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB    Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas such debt normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody’s describes its four highest corporate bond ratings as follows:

Aaa    Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa    Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they compose what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A    Bonds which are rated A possess many favorable investment attributes and may be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment in the future.

Baa    Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.